UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2015

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

AAM/HIMCO Short Duration Fund
(Class A: ASDAX)
( Class C: ASDCX)
 (Class I: ASDIX)

AAM/HIMCO Unconstrained Bond Fund
(Class A: AHUAX)
( Class C: AHUCX)
(Class I: AHUIX)

ANNUAL REPORT
June 30, 2015

AAM/HIMCO Short Duration Fund
AAM/HIMCO Unconstrained Bond Fund
Each a series of Investment Managers Series Trust

Table of Contents

AAM/HIMCO Short Duration Fund
Letter to Shareholders	1
Fund Performance	4
Schedule of Investments	5
Statement of Assets and Liabilities	18
Statement of Operations	20
Statement of Changes in Net Assets	21
Financial Highlights	22
AAM/HIMCO Unconstrained Bond Fund
Letter to Shareholders	25
Fund Performance	28
Schedule of Investments	29
Statement of Assets and Liabilities	45
Statement of Operations	47
Statement of Changes in Net Assets	48
Financial Highlights	49
Notes to Financial Statements	50
Report of Independent Registered Public Accounting Firm	67
Supplemental Information	68
Expense Examples	73

This report and the financial statements contained herein are provided for the general information of the shareholders of the AAM Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.aammutualfunds.com

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/HIMCO Short Duration Fund

Annual Shareholder Letter: June 30, 2015

We are pleased to report that the AAM/HIMCO Short Duration Fund (the Fund) has completed its first year of operation and we are proud to report on our performance through the end of June 30, 2015.

For the fiscal year ending June 30, 2015, the AAM HIMCO Short Duration Fund Class A returned 1.13% and -1.43% including applicable sales charges, Class C returned 0.40% and Class I returned 1.43%.  The Barclays 1-3 Yr U.S. Government/Credit Index1 (the “Benchmark”) returned 0.93% over the same period.  Please see more complete information on page 4.

The Fund's investment objective is to maximize current income and long-term total return for investors. We seek to achieve this by normally investing at least 65% of the Fund’s total assets in investment grade securities, with the ability to invest up to 35% of its total assets in non-investment grade securities (often called "junk bonds"), as well as bank loans and loan participation interests. Our view is that investors can benefit by having a greater opportunity set than other traditional short duration strategies. While we seek to provide enhanced income, we are also mindful of capital preservation through weaker market environments. We believe that during periods of economic expansion and rising interest rates, it may be beneficial to have greater exposure to credit risk versus interest rate risk. Conversely, during periods of economic contraction and falling interest rates, having less exposure to credit risk versus interest rate risk may be beneficial.

We leverage HIMCO’s resources and investment platform, including macroeconomic and sector teams, to inform our portfolio management decisions. We manage the Fund with a balanced investment process focused on sector rotation, security selection and duration management, driven by HIMCO’s top-down view of the economy. This provides multiple levers to potentially outperform in various market environments.

Market Review
Over the course of the period from June 30, 2014 to June 30, 2015, short-term interest rates inside of one year remained relatively anchored with the market expectation that the U.S. Federal Reserve would not begin to hike rates until the latter half of 2015.  However, this was not the case in other parts of the interest rate curve where increases in volatility were driven by all manner of geopolitical headlines including Russia and the Middle East, the events in Europe (particularly related to Greece), the growing signs of slower growth in China and the drop in the price of oil and other commodities.  Against this backdrop and after trading in a 43 bps range (one bps, or basis point equals 0.01%), the U.S. two-year Treasury ended the period 19 bps higher at 0.65%, while the three-year ended at 1.01%, 14 bps higher after trading in a 46 bps range.  Additionally, the five-year Treasury ended the period just 2 bps higher at 1.65%, completely reversing the rally during the first quarter of 2015.  The range for the five-year during the past 12 months was 67 bps with a low of 1.16% and a high of 1.83%, illustrating once again the level of interest rate volatility.

Against this backdrop of interest rate volatility, we have been taking less interest rate risk relative to prior periods and have been consistently lower than that of the benchmark. In terms of the allocation to the credit and structured credit asset classes, the portfolio was, and remains, diversified across investment grade corporates, bank loans, commercial mortgage-backed securities (CMBS), high yield corporates and asset-backed securities (ABS).

Over the course of the year we have been tactical in our sector allocations in seeking what we consider to be attractive risk-return profiles.  The Fund continues to maintain a small U.S. Treasury and cash position, providing us the ability to take advantage of any weakness in the marketplace to add further to the spread sectors.

The positioning in investment grade corporates (those in one of the four highest rating categories) was largely weighted to the banking sector.  We continue to have a positive view given the improvement in bank liquidity, asset quality and capital positioning.  The high yield and bank loan positions were and remain biased to BB issuers and shorter-dated maturities, which resulted in positive performance to the Fund.  Given the uncertainty of the strength of global economic growth, we focused our positioning on credits that had the balance sheets and cash flows to withstand the potential for further periods of volatility. We monitored those that were becoming increasingly shareholder friendly and continue to do so.  CMBS also realized positive performance as the U.S. economic picture remained intact with improving fundamentals for the sector.  We will maintain and look to add further to these positions as mentioned above, including ABS and Collateralized Loan Obligations (CLO), given their floating-rate nature and relatively attractive income profile compared to Treasuries and agencies.  We intentionally maintained a small allocation to the emerging market sector given our concerns of continued volatility, which is a risk for which we generally do not feel we are yet being compensated.  The same was also the case for mortgage-backed securities (MBS), where we felt an increase in interest rate volatility would lead to relative underperformance when compared to the other spread sectors such as investment grade corporates.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

Outlook
In spite of some mixed economic data, the general consensus remains that the U.S. economy continues to improve at a steady pace with a strong likelihood that the rebound from the weaker first quarter of 2015 will continue into the second half of the year.  Casting a long shadow on the U.S. were the events and fears regarding Greece exiting the euro and the volatility in the Chinese stock market, both of which weighed on interest rates and spreads.  These now appear to be relatively contained, although we fully anticipate there will be further headlines over the coming months.

The market also remained engrossed with the U.S. Federal Reserve (the Fed) and its plans for potential interest rate increases, the pace of those hikes and the subsequent impact on the yield curve.  At the Federal Open Market Committee (FOMC) June meeting, rates remained unchanged, but the Fed’s comments were viewed as relatively dovish, given the rising number of members expecting less than two hikes during 2015 and the falling median policy rate for 2016 and 2017.  Our expectation is that the Fed will remain sensitive to economic data and as such will increase rates in a manner commensurate with a measured pace.  This has generally been echoed through various statements and speeches from FOMC members who have noted the need to be mindful of a number of exogenous factors.  Interest rates on U.S. Treasury notes have been volatile during the first half of the year, and we anticipate this will continue through the remainder of the year and into 2016.

The corporate market was moderately weaker near the end of the second quarter of 2015, given the large amount of issuance and an increase in dealer inventories against a negative global economic backdrop.  Large Merger and Acquisition (M&A) transactions continued to be announced, particularly in the pharmaceutical, healthcare and communications sectors; we think it likely that the acquiring companies will need to issue debt to finance these deals, which may continue to pressure spreads in the short term.  Company fundamentals have troughed since the beginning of the financial crisis as companies continue to issue debt to take advantage of cheap financing rates, and some multi-national companies have seen some pressure from the strengthening U.S. dollar.  In addition, we think the numerous regulations that have been introduced since the financial crisis, coupled with the Fed's stronger data-dependent stance, have the potential to lead to more volatility in a market environment which we believe is likely to become less liquid.2

With the sell-off in Chinese equities on hold (for now) and the Greek saga seemingly contained, U.S. fixed income markets should be able to focus again on domestic themes for the near future.  While the most recent retail sales data surprised to the downside, we continue to count on the U.S. consumer to carry the baton for U.S. growth during the remainder of 2015.  As labor market indicators improve and deflationary pressures subside, we expect that U.S. fixed income markets will increasingly start to focus on the timing for a Fed liftoff.  Since Fed Chair Janet Yellen appears to be targeting at least one increase during 2015, the liftoff date is getting closer and closer, which should keep interest rate and spread volatility at elevated levels.

1.	The Barclays 1-3 Yr U.S. Government/Credit Index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.
2.	U.S. legislation enacted since the financial crisis includes the Housing and Economic Recovery Act of 2008 and the Dodd-Frank Wall Street Reform and Consumer Protection Act.

The views expressed in this Annual Shareholder Letter are the views of HIMCO, the sub-advisor to the AAM/HIMCO Short Duration Fund (the “Fund”) through the end of the period and are subject to change based on market and other conditions.  The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security.  Any such offer may be made only by the Fund’s prospectus.  The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

HIMCO is a SEC registered investment adviser.  SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of HIMCO.

HIMCO is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.  AAM is a SEC registered investment adviser and member FINRA/SIPC.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/HIMCO Short Duration Fund
FUND PERFORMANCE at June 30, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Barclays 1-3 Year U.S. Government/Credit Index.  Results include the reinvestment of all dividends and capital gains.

The Barclays 1-3 Year U.S. Government/Credit Index is the 1-3 year component of the U.S. Government/Credit Index, which includes U.S. Treasury notes, agencies, and publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of June 30, 2015	3 months (Actual)	6 months (Actual)	Since Inception	Inception Date
Before deducting maximum sales charge
Class A¹	0.27%	1.17%	1.13%	06/30/14
Class C²	0.11%	0.87%	0.40%	06/30/14
Class I³	0.43%	1.38%	1.43%	06/30/14
After deducting maximum sales charge
Class A¹	-2.28%	-1.32%	-1.43%	06/30/14
Class C²	-0.89%	-0.13%	-0.59%	06/30/14
Barclays 1-3 Year U.S. Government/Credit Index	0.14%	0.72%	0.93%	06/30/14

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.   The most recent month end performance may be obtained by calling (888) 966-9661.

Gross and net expense ratios for Class A shares were 1.50% and 0.84% respectively, for Class C shares were 2.25% and 1.59% respectively, and for Class I shares were 1.25% and 0.59% respectively, which were stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund.  This agreement is in effect until October 31, 2015, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

[1]	Maximum sales charge for Class A shares is 2.50%. No sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1.00% will be imposed on certain redemptions of such shares within 18 months of purchase.
[2]	Maximum contingent deferred sales charge for Class C shares is 1.00% imposed on redemptions within 12 months of purchase.
[3]	Class I shares do not have any initial or contingent deferred sales charge.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.   Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2015

Principal Amount		Value

	ASSET-BACKED SECURITIES – 13.3%
$250,000	Airlie CLO 2006-II Ltd. 0.665%, 12/20/2020[1,2,3]	$240,357
250,000	Ally Master Owner Trust 0.586%, 6/17/2019[1,2]	249,426
250,000	American Express Issuance Trust II 0.886%, 8/15/2019[1,2]	250,899
250,000	Ascentium Equipment Receivables 2014-1 LLC 1.580%, 10/10/2018[1,3]	250,403
100,000	Axis Equipment Finance Receivables III LLC 3.410%, 4/20/2020[1,3]	99,487
250,000	Baker Street Funding CLO 2005-1 Ltd. 0.736%, 12/15/2018[1,2,3]	246,210
250,000	BlackRock Senior Income Series V Ltd. 0.697%, 8/13/2019[1,2,3]	242,033
250,000	Canyon Capital CLO 2006-1 Ltd. 0.706%, 12/15/2020[1,2,3]	236,815
	Countrywide Asset-Backed Certificates
91,137	1.192%, 1/25/2035[1,2]	91,088
109,633	0.657%, 2/25/2036[1,2]	109,077
33,148	Fannie Mae Connecticut Avenue Securities 2.287%, 11/25/2024[1,2]	33,424
78,981	First Franklin Mortgage Loan Trust 2004-FF7 1.187%, 9/25/2034[1,2]	78,963
103,648	First Franklin Mortgage Loan Trust 2005-FF3 0.847%, 4/25/2035[1,2]	103,553
250,000	Foothill CLO Ltd. 1.734%, 2/22/2021[1,2,3]	247,301
400,000	Ford Credit Auto Owner Trust 1.970%, 5/15/2019[1]	403,492
135,669	Foursight Capital Automobile Receivables Trust 2014-1 2.110%, 3/23/2020[1,3]	135,235
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 1.337%, 12/25/2027[1,2]	250,000
250,000	GoldenTree Loan Opportunities IV Ltd. 0.576%, 8/18/2022[1,2,3]	241,250
	Goldentree Loan Opportunities VI Ltd.
250,000	1.574%, 4/17/2022[1,2,3]	249,099
250,000	2.624%, 4/17/2022[1,2,3]	250,029
197,456	Home Equity Asset Trust 1.227%, 11/25/2034[1,2]	196,672
92,372	Home Equity Asset Trust 2005-6 0.657%, 12/25/2035[1,2]	92,254
65,003	Home Equity Mortgage Loan Asset-Backed Trust Series INABS 2005-A 0.687%, 3/25/2035[1,2]	64,871

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	ASSET-BACKED SECURITIES (Continued)
$250,000	Inwood Park CDO Ltd. 0.975%, 1/20/2021[1,2,3]	$241,632
249,748	MAC Capital Ltd. 0.777%, 7/26/2023[1,2,3]	246,803
137,144	Mastr Asset Backed Securities Trust 2005-WMC1 0.862%, 3/25/2035[1,2]	136,912
146,144	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-WWF 1.207%, 12/25/2034[1,2]	146,283
66,903	Popular ABS Mortgage Pass-Through Trust 2005-B 0.667%, 8/25/2035[1,2]	66,886
221,967	RASC Series 2005-KS3 Trust 0.832%, 4/25/2035[1,2]	222,005
189,761	Structured Asset Investment Loan Trust 2004-10 1.247%, 11/25/2034[1,2]	189,032
91,488	Structured Asset Investment Loan Trust 2005-1 0.892%, 2/25/2035[1,2,3]	91,295
66,944	Structured Asset Investment Loan Trust 2005-2 0.862%, 3/25/2035[1,2]	66,824
235,619	Structured Asset Investment Loan Trust 2005-6 0.907%, 7/25/2035[1,2]	235,163
50,594	Structured Asset Investment Loan Trust 2005-7 0.747%, 8/25/2035[1,2]	50,564
250,000	Symphony CLO VII Ltd. 2.179%, 7/28/2021[1,2,3]	250,228
300,000	Wasatch Ltd. 0.605%, 11/14/2022[1,2,3]	282,733
119,300	Wells Fargo Home Equity Asset-Backed Securities 2005-3 Trust 0.567%, 12/25/2035[1,2]	118,122
193,000	Westlake Automobile Receivables Trust 2014-1 2.200%, 2/15/2021[1,3]	191,533

	TOTAL ASSET-BACKED SECURITIES (Cost $6,902,805)	6,897,953

	BANK LOANS – 11.3%
138,575	Academy Ltd. 4.500%, 8/3/2018[1,2]	138,786
176,401	Activision Blizzard, Inc. 3.250%, 10/11/2020[1,2]	177,185
106,227	Affinion Group, Inc. 6.750%, 4/30/2018[1,2]	102,028
168,300	Amsurg Corp. 3.750%, 7/8/2021[1,2]	168,779
98,997	Aramark Services, Inc. 3.250%, 2/24/2021[1,2]	98,768

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	BANK LOANS (Continued)
$197,995	Ardagh Holdings USA, Inc. 4.000%, 12/17/2019[1,2]	$197,933
205,108	Avago Technologies Cayman Ltd. 3.750%, 5/6/2021[1,2,4]	205,666
38,000	Chemours Co. 4.000%, 5/7/2022[1,2]	37,937
90,000	Communications Sales & Leasing, Inc. 5.000%, 10/16/2022[1,2]	88,425
147,616	CSC Holdings LLC 2.685%, 4/17/2020[1,2]	146,324
198,000	DaVita HealthCare Partners, Inc. 3.500%, 6/24/2021[1,2]	198,359
198,492	Dell International LLC 4.000%, 4/29/2020[1,2]	198,847
148,481	DigitalGlobe, Inc. 3.750%, 1/31/2020[1,2]	148,759
198,166	Emdeon, Inc. 3.750%, 11/2/2018[1,2]	198,191
100,000	EP Energy LLC 3.500%, 5/24/2018[1,2]	99,500
63,494	Family Tree Escrow LLC 3.500%, 3/9/2022[1,2]	63,567
247,423	FCA US LLC 3.500%, 5/24/2017[1,2]	247,409
200,000	First Data Corp. 3.685%, 3/24/2018[2]	199,589
197,995	Grifols Worldwide Operations USA, Inc. 3.185%, 2/27/2021[1,2]	198,152
257,833	HCA, Inc. 2.934%, 3/31/2017[1,2]	258,107
247,462	Hertz Corp. 3.750%, 3/11/2018[1,2]	247,829
198,000	Hillman Group, Inc. 4.500%, 6/30/2021[1,2]	198,619
168,468	Hilton Worldwide Finance LLC 3.500%, 10/25/2020[1,2]	168,732
200,000	Intelsat Jackson Holdings S.A. 3.750%, 6/30/2019[1,2,4]	198,771
228,472	Landry's, Inc. 4.000%, 4/24/2018[1,2]	229,449
200,000	Level 3 Financing, Inc. 4.000%, 1/15/2020[1,2]	200,313
49,873	Mohegan Tribal Gaming Authority 5.500%, 6/15/2018[1,2]	49,698

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	BANK LOANS (Continued)
$172,897	MPH Acquisition Holdings LLC 4.000%, 3/31/2021[1,2]	$172,125
198,500	New Albertsons, Inc. 4.750%, 6/27/2021[1,2]	199,120
100,000	Outfront Media Capital LLC 3.000%, 1/31/2021[1,2]	99,899
198,001	Post Holdings, Inc. 3.750%, 6/2/2021[1,2]	197,413
106,590	RPI Finance Trust 3.500%, 12/18/2020[1,2]	106,856
99,000	SBA Senior Finance II LLC 3.250%, 3/24/2021[1,2]	98,196
61,000	Staples, Inc. 3.500%, 4/24/2021[1,2]	60,984
100,302	Sungard Availability Services Capital, Inc. 6.000%, 3/31/2019[1,2]	92,528
198,221	SUPERVALU, Inc. 4.500%, 3/21/2019[1,2]	198,852
126,747	Tribune Media Co. 3.750%, 12/27/2020[1,2]	126,985
43,890	Valeant Pharmaceuticals International, Inc. 4.000%, 3/13/2022[1,2,4]	43,888

	TOTAL BANK LOANS (Cost $5,874,253)	5,862,568

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 16.9%
9,000,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 0.226%, 4/14/2033[1,2,3,6]	110,880
	Banc of America Commercial Mortgage Trust 2007-3
250,000	5.749%, 6/10/2049[1,2]	264,131
71,766	5.749%, 6/10/2049[1,2]	76,608
150,000	BBCMS Trust 2014-BXO 3.186%, 8/15/2027[2,3]	149,436
211,105	Bear Stearns Asset Backed Securities Trust 2005-SD1 0.587%, 8/25/2043[1,2]	208,091
238,678	CD 2006-CD3 Mortgage Trust 5.617%, 10/15/2048[1]	247,464
165,000	Citigroup Commercial Mortgage Trust 2006-C4 5.969%, 3/15/2049[1,2]	170,853
2,883,027	Citigroup Commercial Mortgage Trust 2014-GC23 1.294%, 7/10/2047[1,2,6]	214,148
250,000	COBALT CMBS Commercial Mortgage Trust 2007-C2 5.526%, 4/15/2047[1,2]	265,889
250,000	COMM 2006-C7 Mortgage Trust 5.968%, 6/10/2046[1,2]	259,086

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$6,700,000	COMM 2012-LC4 Mortgage Trust 0.697%, 12/10/2044[1,2,3,6]	$223,988
1,496,882	COMM 2014-CCRE19 Mortgage Trust 1.465%, 8/10/2047[1,2,6]	111,935
100,000	COMM 2015-CCRE23 Mortgage Trust 3.807%, 5/10/2048[1,3]	101,596
226,635	Commercial Mortgage Trust 2007-GG9 5.444%, 3/10/2039[1]	238,254
2,000,000	Core Industrial Trust 2015-CALW 0.567%, 2/10/2034[2,3,6]	54,160
100,000	EQTY 2014-INNS Mortgage Trust 2.535%, 5/8/2031[1,2,3]	99,713
200,000	Extended Stay America Trust 2013-ESH 3.902%, 12/5/2031[3]	201,759
	Fannie Mae-Aces
47,859,716	0.174%, 9/25/2019[2,6]	175,980
7,526,874	0.544%, 6/25/2024[2,6]	225,317
7,983,308	0.263%, 7/25/2024[2,6]	98,674
	FHLMC Multifamily Structured Pass-Through Certificates
1,010,000	1.642%, 6/25/2040[1,2,6]	104,406
805,000	1.857%, 8/25/2042[1,2,6]	74,688
1,300,000	2.177%, 8/25/2042[1,2,6]	195,861
1,750,000	1.488%, 2/25/2043[1,2,6]	141,157
900,000	1.692%, 2/25/2043[1,2,6]	108,223
221,379	Freddie Mac Structured Agency Credit Risk Debt Notes 1.187%, 2/25/2024[1,2]	221,258
28,241,721	FREMF 2011-K15 Mortgage Trust 0.100%, 8/25/2044[1,3,6]	139,175
180,000	FREMF 2012-K501 Mortgage Trust 3.549%, 11/25/2046[1,2,3]	183,790
125,000	FREMF 2012-K710 Mortgage Trust 3.950%, 6/25/2047[1,2,3]	128,318
	Government National Mortgage Association
699,011	1.151%, 12/16/2049[1,6]	58,276
1,406,043	0.780%, 4/16/2056[1,2,6]	87,274
2,559,083	0.888%, 4/16/2056[1,2,6]	185,482
998,799	0.853%, 7/16/2057[1,2,6]	75,924
84,042	Impac Secured Assets CMN Owner Trust 1.247%, 11/25/2034[1,2]	83,877
281,000	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5 5.533%, 12/15/2044[1,2]	285,341
250,000	JP Morgan Chase Commercial Mortgage Securities Trust 2006-CIBC16 5.593%, 5/12/2045[1]	259,362
264,304	JP Morgan Chase Commercial Mortgage Securities Trust 2007-CIBC19 5.885%, 2/12/2049[1,2]	280,427

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$233,237	JP Morgan Chase Commercial Mortgage Securities Trust 2007-LDP10 5.420%, 1/15/2049[1]	$244,011
125,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-INN 3.786%, 6/15/2029[2,3]	124,521
994,850	JPMBB Commercial Mortgage Securities Trust 2014-C21 1.277%, 8/15/2047[1,2,6]	74,623
3,758,578	KGS-Alpha SBA COOF Trust 2014-3 1.425%, 5/25/2039[1,2,3,5,6]	204,960
4,526,369	KGS-Alpha SBA COOF Trust 2015-1 1.264%, 10/25/2035[2,3,5,6]	202,979
	Morgan Stanley Capital I Trust 2007-IQ16
218,400	6.277%, 12/12/2049[1,2]	235,280
200,000	6.281%, 12/12/2049[1,2]	217,396
1,887,968	Morgan Stanley Capital I Trust 2012-STAR 1.973%, 8/5/2034[2,3,6]	125,253
219,073	Morgan Stanley Reremic Trust 2.000%, 7/27/2049[1,3]	218,963
105,729	RREF 2014-LT6 LLC 2.750%, 9/15/2024[1,3]	105,730
200,000	RREF 2015-LT7 LLC 3.000%, 12/25/2032[3]	199,843
60,000	Wachovia Bank Commercial Mortgage Trust Series 2007-C34 5.818%, 5/15/2046[1,2]	64,426
249,000	WaMu Commercial Mortgage Securities Trust 2007-SL3 5.839%, 3/23/2045[1,2,3]	256,950
173,535	WFCG Commercial Mortgage Trust 2015-BXRP 2.757%, 11/15/2029[1,2,3]	172,383
3,200,000	WFRBS Commercial Mortgage Trust 2014-C21 0.761%, 8/15/2047[1,2,6]	167,085

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $8,815,695)	8,725,204

	CORPORATE BONDS – 52.4%
	COMMUNICATIONS – 3.2%
250,000	British Telecommunications PLC 1.625%, 6/28/2016[4]	251,270
150,000	CCO Holdings LLC / CCO Holdings Capital Corp. 7.375%, 6/1/2020[1]	158,437
250,000	Deutsche Telekom International Finance B.V. 2.250%, 3/6/2017[3,4]	252,888
150,000	DISH DBS Corp. 7.125%, 2/1/2016	153,938
224,000	Sprint Communications, Inc. 9.000%, 11/15/2018[3]	252,954

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	COMMUNICATIONS (Continued)
$150,000	Telefonica Emisiones SAU 3.192%, 4/27/2018[4]	$154,086
230,000	Time Warner Cable, Inc. 5.850%, 5/1/2017	245,610
170,000	Verizon Communications, Inc. 2.500%, 9/15/2016	172,758
		1,641,941
	CONSUMER DISCRETIONARY – 4.7%
500,000	ERAC USA Finance LLC 6.200%, 11/1/2016[3]	531,825
	Ford Motor Credit Co. LLC
235,000	4.207%, 4/15/2016	240,343
240,000	4.250%, 2/3/2017	249,451
200,000	General Motors Co. 3.500%, 10/2/2018	206,502
250,000	General Motors Financial Co., Inc. 2.625%, 7/10/2017	252,720
	Hyundai Capital America
260,000	1.625%, 10/2/2015[3]	260,318
260,000	1.875%, 8/9/2016[3]	261,539
180,000	K Hovnanian Enterprises, Inc. 7.250%, 10/15/2020[1,3]	183,600
200,000	Royal Caribbean Cruises Ltd. 7.250%, 3/15/2018[4]	220,000
25,000	United Continental Holdings, Inc. 6.000%, 12/1/2020	25,688
		2,431,986
	CONSUMER STAPLES – 2.7%
200,000	Constellation Brands, Inc. 7.250%, 5/15/2017	218,005
227,000	H.J. Heinz Co. 1.600%, 6/30/2017[3]	227,023
	Reynolds American, Inc.
250,000	1.050%, 10/30/2015	249,143
250,000	2.300%, 6/12/2018	251,869
300,000	SABMiller Holdings, Inc. 0.968%, 8/1/2018[2,3]	300,811
140,000	Walgreens Boots Alliance, Inc. 1.750%, 11/17/2017	140,550
		1,387,401

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY – 2.1%
$250,000	Anadarko Petroleum Corp. 5.950%, 9/15/2016	$263,728
200,000	Chesapeake Energy Corp. 6.500%, 8/15/2017	204,750
230,000	Kinder Morgan Energy Partners LP 6.000%, 2/1/2017	244,943
200,000	Kinder Morgan Finance Co. LLC 6.000%, 1/15/2018[3]	216,687
100,000	PBF Holding Co. LLC / PBF Finance Corp. 8.250%, 2/15/2020[1]	105,750
33,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.875%, 2/1/2021[1]	34,238
		1,070,096
	FINANCIALS – 27.1%
250,000	Abbey National Treasury Services PLC 0.796%, 3/13/2017[2,4]	249,722
	ABN AMRO Bank N.V.
260,000	1.375%, 1/22/2016[3,4]	260,751
240,000	4.250%, 2/2/2017[3,4]	250,779
200,000	AerCap Ireland Capital Ltd. / AerCap Global Aviation Trust 2.750%, 5/15/2017[3,4]	198,750
200,000	Ally Financial, Inc. 4.750%, 9/10/2018	206,250
500,000	American Express Credit Corp. 2.800%, 9/19/2016	510,458
	Bank of America Corp.
470,000	5.700%, 5/2/2017	501,437
250,000	1.700%, 8/25/2017	250,287
335,000	1.144%, 4/1/2019[2]	335,614
	Barclays Bank PLC
520,000	0.856%, 2/17/2017[2,4]	518,217
250,000	6.050%, 12/4/2017[3,4]	272,010
490,000	Capital One Financial Corp. 3.150%, 7/15/2016	499,218
200,000	CIT Group, Inc. 4.250%, 8/15/2017	203,000
	Citigroup, Inc.
470,000	5.500%, 2/15/2017	499,343
520,000	0.822%, 3/10/2017[2]	518,568
250,000	0.982%, 11/24/2017[2]	249,863
300,000	Fifth Third Bank 0.786%, 11/18/2016[1,2]	300,427

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$500,000	General Electric Capital Corp. 3.350%, 10/17/2016	$515,786
475,000	Goldman Sachs Group, Inc. 1.478%, 4/30/2018[2]	480,011
500,000	HSBC Bank PLC 0.914%, 5/15/2018[2,3,4]	502,116
500,000	HSBC USA, Inc. 1.700%, 3/5/2018	498,624
200,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp. 3.500%, 3/15/2017[1]	201,250
115,000	International Lease Finance Corp. 8.750%, 3/15/2017	125,823
500,000	JPMorgan Chase & Co. 0.794%, 2/15/2017[2]	500,695
500,000	JPMorgan Chase Bank N.A. 0.616%, 6/13/2016[2]	498,822
367,000	KeyBank N.A. 1.100%, 11/25/2016[1]	367,547
200,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.375%, 10/1/2017[1]	208,500
300,000	Liberty Mutual Group, Inc. 6.700%, 8/15/2016[3]	317,739
480,000	Lloyds Bank PLC 4.200%, 3/28/2017[4]	503,743
	Morgan Stanley
250,000	1.557%, 4/25/2018[2]	253,596
510,000	2.125%, 4/25/2018	513,447
250,000	Prudential Financial, Inc. 4.750%, 9/17/2015	251,934
260,000	Regions Financial Corp. 2.000%, 5/15/2018[1]	259,825
450,000	Royal Bank of Scotland PLC 4.375%, 3/16/2016[4]	459,939
490,000	Santander Holdings USA, Inc. 4.625%, 4/19/2016	502,216
250,000	Sumitomo Mitsui Banking Corp. 0.596%, 7/11/2017[2,4]	249,145
200,000	Synchrony Financial 1.509%, 2/3/2020[2]	200,881
	UBS A.G.
250,000	0.915%, 8/14/2019[2,4]	249,683
200,000	7.250%, 2/22/2022[1,2,4]	210,477

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$292,000	Wachovia Corp. 5.625%, 10/15/2016	$308,737
		14,005,230
	GOVERNMENTS – 0.9%
250,000	Colombia Government International Bond 2.076%, 11/16/2015[2,4]	250,115
200,000	Mexico Government International Bond 5.625%, 1/15/2017[4]	213,100
		463,215
	HEALTH CARE – 6.7%
	AbbVie, Inc.
260,000	1.200%, 11/6/2015	260,237
160,000	1.750%, 11/6/2017	160,419
250,000	1.800%, 5/14/2018	249,265
500,000	Actavis Funding SCS 1.543%, 3/12/2020[2,4]	505,540
125,000	Actavis, Inc. 1.875%, 10/1/2017	125,150
260,000	Aetna, Inc. 1.500%, 11/15/2017[1]	260,640
55,000	Baxalta, Inc. 2.000%, 6/22/2018[3]	54,928
167,000	Becton, Dickinson and Co. 0.736%, 6/15/2016[2]	167,077
260,000	Celgene Corp. 1.900%, 8/15/2017	262,695
250,000	Gilead Sciences, Inc. 3.050%, 12/1/2016	257,188
	McKesson Corp.
260,000	0.950%, 12/4/2015	260,365
260,000	1.292%, 3/10/2017	259,621
	Tenet Healthcare Corp.
200,000	6.250%, 11/1/2018	217,250
107,000	3.786%, 6/15/2020[1,2,3]	107,936
38,000	6.000%, 10/1/2020	40,518
250,000	Thermo Fisher Scientific, Inc. 2.250%, 8/15/2016	252,535
30,000	WellCare Health Plans, Inc. 5.750%, 11/15/2020[1]	31,200
		3,472,564

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	INDUSTRIALS – 2.0%
$250,000	Asciano Finance Ltd. 3.125%, 9/23/2015[3,4]	$251,017
183,000	Case New Holland Industrial, Inc. 7.875%, 12/1/2017	200,385
260,000	Pentair Finance S.A. 1.875%, 9/15/2017[4]	260,975
50,000	SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, 8/1/2020[1,3]	53,000
250,000	Textron, Inc. 4.625%, 9/21/2016	260,026
		1,025,403
	MATERIALS – 1.7%
130,000	AK Steel Corp. 8.750%, 12/1/2018[1]	136,825
250,000	Anglo American Capital PLC 2.625%, 9/27/2017[3,4]	251,372
84,000	ArcelorMittal 10.600%, 6/1/2019[4]	100,590
250,000	Glencore Finance Canada Ltd. 3.600%, 1/15/2017[3,4]	256,606
150,000	Rockwood Specialties Group, Inc. 4.625%, 10/15/2020[1]	156,188
		901,581
	TECHNOLOGY – 0.5%
250,000	Apple, Inc. 0.580%, 5/6/2019[2]	250,653

	UTILITIES – 0.8%
200,000	Exelon Corp. 1.550%, 6/9/2017	200,284
200,000	NRG Energy, Inc. 7.625%, 1/15/2018	219,250
		419,534
	TOTAL CORPORATE BONDS (Cost $27,122,692)	27,069,604

	MUNICIPAL BONDS – 1.3%
160,000	City of Chicago IL 5.000%, 1/1/2020	165,051
250,000	New Jersey Transit Corp. 0.800%, 9/15/2015	250,035

AAM/HIMCO Short Duration Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
$250,000	State of Illinois 5.365%, 3/1/2017	$260,938

	TOTAL MUNICIPAL BONDS (Cost $680,169)	676,024

	U.S. TREASURY SECURITIES – 2.9%
1,500,000	United States Treasury Note 1.000%, 2/15/2018	1,504,453

	TOTAL U.S. TREASURY SECURITIES (Cost $1,496,250)	1,504,453

	TOTAL INVESTMENTS – 98.1% (Cost $50,891,864)	50,735,806
	Other Assets in Excess of Liabilities – 1.9%	958,059

	TOTAL NET ASSETS – 100.0%	$51,693,865

LLLP – Limited Liability Limited Partnership
LP – Limited Partnership
PLC – Public Limited Company

[1]	Callable.
[2]	Variable, floating, or step rate security.
[3]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $12,011,489.
[4]	Foreign security denominated in U.S. Dollars.
[5]	Fair valued under procedures established by the Board of Trustees, represents 0.79% of Net Assets. The total value of these securities is $407,939.
[6]	Interest-only security.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
SUMMARY OF INVESTMENTS
As of June 30, 2015

Security Type/Industry	Percent of Total Net Assets
Asset-Backed Securities	13.3%
Bank Loans	11.3%
Commercial Mortgage-Backed Securities	16.9%
Corporate Bonds
Financials	27.1%
Health Care	6.7%
Consumer Discretionary	4.7%
Communications	3.2%
Consumer Staples	2.7%
Energy	2.1%
Industrials	2.0%
Materials	1.7%
Governments	0.9%
Utilities	0.8%
Technology	0.5%
Total Corporate Bonds	52.4%
Municipal Bonds	1.3%
U.S. Treasury Securities	2.9%
Total Investments	98.1%
Other Assets in Excess of Liabilities	1.9%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2015

Assets:
Investments, at value (cost $50,891,864)	$50,735,806
Cash	1,340,103
Receivables:
Securities sold	77,878
Dividends and interest	307,047
Due from Advisor	16,351
Prepaid expenses	27,373
Total assets	52,504,558

Liabilities:
Payables:
Investment securities purchased	715,289
Shareholder servicing fees (Note 7)	11,333
Distribution fees - Class A & Class C (Note 8)	53
Fund accounting fees	21,525
Auditing fees	16,750
Transfer agent fees and expenses	10,652
Fund administration fees	10,069
Custody fees	3,605
Chief Compliance Officer fees	1,986
Trustees' fees and expenses	1,418
Accrued other expenses	18,013
Total liabilities	810,693

Net Assets	$51,693,865

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$51,960,794
Accumulated net realized loss on investments	(110,871)
Net unrealized depreciation on investments	(156,058)
Net Assets	$51,693,865

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF ASSETS AND LIABILITIES - Continued
As of June 30, 2015

Class A Shares:
Net assets applicable to shares outstanding	$251,361
Number of shares issued and outstanding	25,288
Net asset value per share[1]	$9.94
Maximum sales charge (2.50% of offering price)[2]	0.25
Maximum offering price to public	$10.19

Class C Shares:
Net assets applicable to shares outstanding	$4,503
Number of shares issued and outstanding	453
Net asset value per share[3]	$9.94

Class I Shares:
Net assets applicable to shares outstanding	$51,438,001
Number of shares issued and outstanding	5,172,004
Net asset value per share	$9.95

[1]	A Contingent Deferred Sales Charge ("CDSC") of 1.00% will be imposed on certain purchases of $1 million or more that are redeemed in whole or in part within 18 months of purchase.
[2]	No initial sales charge is applied to purchases of $1 million or more. On sales of $100,000 or more, the sales charge will be reduced.
[3]	A CDSC of 1.00% will be charged on purchases that are redeemed in whole or in part within 12 months of purchase.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF OPERATIONS
For the Year Ended June 30, 2015

Investment Income:
Interest (net of foreign withholding taxes of $530)	$939,231
Total investment income	939,231

Expenses:
Advisory fees	191,984
Fund accounting fees	111,019
Fund administration fees	74,795
Transfer agent fees and expenses	57,101
Registration fees	47,982
Offering costs	32,802
Auditing fees	16,750
Legal fees	16,596
Custody fees	14,360
Chief Compliance Officer fees	12,771
Miscellaneous	11,516
Shareholder servicing fees (Note 7)	11,396
Trustees' fees and expenses	7,480
Shareholder reporting fees	4,944
Insurance fees	1,411
Distribution fees - Class A (Note 8)	246
Distribution fees - Class C (Note 8)	15
Total expenses	613,168
Advisory fees waived	(191,984)
Other expenses absorbed	(417,839)
Net expenses	3,345
Net investment income	935,886

Realized and Unrealized Loss on Investments:
Net realized loss on investments	(83,780)
Net change in unrealized appreciation/depreciation on investments	(156,058)
Net realized and unrealized loss on investments	(239,838)

Net Increase in Net Assets from Operations	$696,048

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Year Ended June 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$935,886
Net realized loss on investments	(83,780)
Net change in unrealized appreciation/depreciation on investments	(156,058)
Net increase in net assets resulting from operations	696,048

Distributions to Shareholders:
From net investment income:
Class A	(1,871)
Class C	(17)
Class I	(967,387)
From net realized gains
Class A	(2)
Class C	- [1]
Class I	(3,021)
Total distributions to shareholders	(972,298)

Capital Transactions:
Net proceeds from shares sold:
Class A	1,157,399
Class C	4,500
Class I	50,742,000
Reinvestment of distributions:
Class A	1,812
Class C	17
Class I	970,408
Cost of shares redeemed
Class A	(905,859)
Class I	(162)
Net increase in net assets from capital transactions	51,970,115

Total increase in net assets	51,693,865

Net Assets:
Beginning of period	-
End of period	$51,693,865

Capital Share Transactions:
Shares sold:
Class A	116,458
Class C	451
Class I	5,074,547
Shares reinvested:
Class A	182
Class C	2
Class I	97,473
Shares redeemed
Class A	(91,352)
Class I	(16)
Net increase from capital share transactions	5,197,745

[1]	Amount represents less than $1.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

For the Year Ended June 30, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.16
Net realized and unrealized loss on investments	(0.05)
Total from investment operations	0.11

Less Distributions:
From net investment income	(0.17)
From net realized gain	- [2]
Total distributions	(0.17)

Net asset value, end of period	$9.94

Total return[3]	1.13%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$251

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.46%
After fees waived and expenses absorbed	0.26%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.40%
After fees waived and expenses absorbed	1.60%

Portfolio turnover rate	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 2.50% of offering price which is reduced on sales of $100,000 or more. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class A shares made within 18 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class C

Per share operating performance.
For a capital share outstanding throughout the period.

For the Year Ended June 30, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.08
Net realized and unrealized loss on investments	(0.04)
Total from investment operations	0.04

Less Distributions:
From net investment income	(0.10)
From net realized gain	- [2]
Total distributions	(0.10)

Net asset value, end of period	$9.94

Total return[3]	0.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.21%
After fees waived and expenses absorbed	1.01%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.35)%
After fees waived and expenses absorbed	0.85%

Portfolio turnover rate	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown include Rule 12b-1 fees of up to 1.00% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns do not include payment of Contingent Deferred Sales Charge (“CDSC”) of 1.00% on certain redemptions of Class C shares made within 12 months of purchase. If the sales charge was included, total returns would be lower.

See accompanying Notes to Financial Statements.

AAM/HIMCO Short Duration Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

For the Year Ended June 30, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.18
Net realized and unrealized loss on investments	(0.04)
Total from investment operations	0.14

Less Distributions:
From net investment income	(0.19)
From net realized gain	- [2]
Total distributions	(0.19)

Net asset value, end of period	$9.95

Total return[3]	1.43%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$51,438

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.21%
After fees waived and expenses absorbed	0.01%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.65%
After fees waived and expenses absorbed	1.85%

Portfolio turnover rate	29%

[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repemption of Fund shares.

See accompanying Notes to Financial Statements.

300 Carnegie Center, Suite 100, Princeton, NJ 08540 Tel: 609. 853.2962 Toll Free: 855.593.5150 www.aamlive.com

AAM/HIMCO Unconstrained Bond Fund

Annual Shareholder Letter: June 30, 2015

We are pleased to report that the AAA/HIMCO Unconstrained Bond Fund (the “Fund”) has completed its first six months of operation and we are proud to report on our performance through the end of June 30, 2015.

Through the first six month of 2015, the AAM/HIMCO Unconstrained Bond Fund Class I returned 2.29%.  The Fund’s benchmark, the BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity Index1 (the “Benchmark”) returned 0.13%.  Please see more complete information on page 28.

The Fund's investment objective is to seek to maximize long-term total return over a market cycle by investing in an unconstrained manner across the global fixed income markets. We explore a broad opportunity set across the credit risk spectrum, employing a balanced top-down, bottom-up process to help uncover relative value as we rotate between sectors to adjust the risk and return potential of the Fund.  Within the Fund, we have the ability to utilize instruments across the various quality, geography, currency and maturity spectrums. With our broad and deep experience across multiple sectors, we are able to look deeper into specific areas in pursuit of value and best ideas. The broad opportunity set and flexibility to dynamically manage the Fund’s sector allocations and duration positioning provide the ability to seek attractive total returns across various market environments. Our disciplined risk management practices help guard against unintended risk in the portfolio.

We leverage HIMCO’s resources and investment platform, including macroeconomic and sector teams, to inform our portfolio management decisions. We manage the Fund with a balanced investment process focused on sector rotation, security selection and duration management, driven by HIMCO’s top-down view of the economy. This provides multiple levers to potentially outperform in various market environments.

Market Review

The years following the peak of the 2008 crisis were characterized by rapidly changing market expectations, bouts of uncertainty and market volatility. The first six months of 2015 - and of this Fund -were no exception. Baby steps by the U.S. Federal Reserve (the “Fed”) toward an anticipated first interest rate hike in nine years created uncertainty, but that was far from the only source of market angst. Negotiations between Greece and its creditors rapidly deteriorated into what might be best described as a fiasco. Meanwhile, weaker commodity prices and an equity bubble pop in China had investors concerned over global GDP growth and the health of commodity producers. The technical picture was also somewhat negative as U.S. corporate bond issuance reached record levels.2 The U.S. economy fared well however, especially in the second quarter. Our credit exposure was centered around U.S. economic strength. Confident that the Greece scenario appeared localized and that the Chinese economy was apparently supported by extensive potential policy actions by the People’s Bank of China (China’s central bank), the Fund was positioned in U.S. high yield and investment grade credit as well structured securities backed by U.S. consumer receivables and real estate.

What happens when the Fed hikes rates? This is a question many have been asking. We have observed a good deal of job turnover on Wall Street since the crisis began and believe many traders today have yet to experience a hike. Aside from the novelty, there are also concerns that the resulting stronger dollar will impact exports, corporate profits and U.S. jobs. There was further concern that a hike could start a retail exit from fixed income mutual funds and ETFs, a phenomenon untested in today’s environment of small dealer balance sheets. Although we saw these fears as overdone, it is reasonable to attribute some volatility of the first half of the year to this thinking.

Advisors Asset Management, Inc. (AAM) is a SEC registered investment advisor and member FINRA/SIPC.

The Greece issue has captured a share of media attention that is likely much larger than its proportionate impact to global economic growth. On the margin, the uncertainty surrounding the negotiations likely kept investors holding some extra cash and thus, perhaps, limited the buoyancy of asset pricing. Meanwhile European Central Bank (ECB) quantitative easing has apparently had the impact of bringing down developed country yields globally. In anticipation of meaningful ECB policy and its potential global effects on developed market sovereign yields, the portfolio positioned up to two years of duration in January but reduced exposure to approximately one year through most of the remaining period. This reduction to very low duration was done in anticipation of economic improvements and Fed policy removal.

The decline in commodity pricing has hurt in two ways. First, it has squeezed the margins of drillers and miners, impacting their debt and equity pricing. Second, it has likely led economists and their models to expectations of lesser economic growth, particularly in China. A pop in what looks to be an overinflated Chinese equity market in June did nothing to repair lost confidence. Our approach to emerging market exposure was cautious throughout this period, particularly with sovereigns that are oil exporters, have dollar debt disproportionate to their trade balance, or have critical trade relationships with China. Our mining exposure was positioned in the safer, lower production cost companies, mindful of their potential further weakness in response to a stronger dollar.

Amid all of this negativity, the U.S. economy has proven itself resilient. Although the first quarter faced weather-related headwinds, data improved significantly during the second quarter. This backdrop of fundamental stability helped to mute investor reaction to what has been a six-month period of negative headlines. Do to well-timed adjustments to credit and rates exposure, the Fund performed well through the period.

Outlook

Of the elements that held markets back thus far in 2015, we see many of them abating in the coming months.  We believe U.S. economic activity to be on a path to self-sustainability.  We see the U.S. Federal Reserve communicating a 25 bps interest rate hike in the latter half of the year and continuing to emphasize the data dependency of future action.  We do not believe that this rate increase will be significantly disruptive to markets.  The Greek debacle will likely recede from the front of the stage as attention turns back to fundamentals, which we see as remaining strong.  We continue to favor U.S. corporate debt and select structured securities collateralized by U.S. consumer receivables and U.S. commercial property. Within our portfolio, interest rate exposure will likely remain low for the coming months.  The fund management is anticipating volatility and is maintaining liquidity through cash and high quality short maturity debt. Risks to our forecast include a faster than expected increase in interest rates, disappointing global growth, further erosion in commodity prices, and unforeseen geopolitical or weather-related events.

1.	The BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months.

2.	Source: “U.S. Firms Shoulder Rising Debt,” wsj.com, May 3, 2015.

The views expressed in this Annual Shareholder Letter are the views of HIMCO, the sub-advisor to the AAM/HIMCO Unconstrained Bond Fund (the “Fund”) through the end of the period and are subject to change based on market and other conditions.  The Annual Shareholder letter is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security.  Any such offer may be made only by the Fund’s prospectus.  The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

An investment in the Fund is subject to risks and you could lose money on your investment in the Fund. The principal risks of investing in the Fund include, but are not limited to, fixed income risk, interest rate risk, credit risk, call risk, currency risk, liquidity risk, high yield ("junk") bond risk, foreign exchange transaction risk, foreign investment risk, emerging market risk, derivatives risk, futures and options risk, swaps risk,  CFTC and Regulation risk, mortgage backed and asset backed securities risk, bank loans and loan participations risk, U.S. Government securities risk, sovereign debt risk, short sale risk, To Be Announced (TBA) securities risk, purchase and sale contracts risk, dollar rolls risk, convertible security risk, preferred security risk, active trading risk, investment strategy risk, and inflation risk.  Learn more about the principal risks of investing in the Fund.

HIMCO is a SEC registered investment adviser.  SEC registration does not imply a certain level of skill or training; nor does it imply that the SEC has sponsored, recommended, or otherwise approved of HIMCO.

HIMCO is not affiliated with AAM, IMST Distributors, LLC or any of their affiliates.  AAM is a SEC registered investment adviser and member FINRA/SIPC.

Not FDIC Insured – No Bank Guarantee – May Lose Value

AAM/HIMCO Unconstrained Bond Fund
FUND PERFORMANCE at June 30, 2015 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Class I shares, made at its inception, with a similar investment in the Bank of America (BofA) Merrill Lynch USD 3-Month LIBOR Constant Maturity Index.  Results include the reinvestment of all dividends and capital gains.

The BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument.  The index, therefore, will always have a constant maturity equal to exactly 3 months.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Total Returns as of June 30, 2015	3 months (Actual)	6 months (Actual)	Cumulative	Inception Date
Class I *	0.60%	2.29%	2.29%	12/31/14
BofA Merrill Lynch USD 3-Month LIBOR Constant Maturity Index	0.07%	0.13%	0.13%	12/31/14

*	Class I shares do not have any initial or contingent deferred sales charge.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.   The most recent month end performance may be obtained by calling (888) 966-9661.

Gross and net expense ratios for Class I shares were 1.14% and 0.80% respectively, which were stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund.  This agreement is in effect until October 31, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.   Shares redeemed within 30 days of purchase will be charged a redemption fee of 1.00%.

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS
As of June 30, 2015

Principal Amount		Value

	ASSET-BACKED SECURITIES – 25.2%
$250,000	1776 CLO Ltd. 4.776%, 5/8/2020[1,2,3]	$246,819
165,426	Aames Mortgage Investment Trust 2006-1 0.507%, 4/25/2036[1,3]	160,775
1,100,000	American Express Credit Account Secured Note Trust 2012-4 0.986%, 5/15/2020[1,2,3]	1,105,079
	American Homes 4 Rent 2015-SFR1
1,665,000	—%, 4/17/2052[2,3,7]	—
250,000	5.885%, 4/17/2052[2]	252,356
250,000	Ascentium Equipment Receivables 2015-1 LLC 5.920%, 6/12/2023[1,2]	250,061
295,000	Asset Backed Securities Corp. Home Equity Loan Trust Series NC 2006-HE4 0.437%, 5/25/2036[1,3]	243,645
250,000	Axis Equipment Finance Receivables III LLC 6.830%, 3/20/2023[1,2,8]	250,815
250,000	Baker Street Funding CLO 2005-1 Ltd. 0.736%, 12/15/2018[1,2,3]	246,210
248,820	California Republic Auto Receivables Trust 2015-2 8.770%, 2/15/2022[1,7]	248,770
250,000	CarFinance Capital Auto Trust 2015-1 5.490%, 1/18/2022[1,2]	250,403
285,000	Carrington Mortgage Loan Trust Series 2005-NC3 0.667%, 6/25/2035[1,3]	243,335
	Consumer Credit Origination Loan Trust 2015-1
199,792	2.820%, 3/15/2021[1,2]	200,973
250,000	5.210%, 3/15/2021[1,2]	254,084
280,000	CPS Auto Receivables Trust 2013-C 7.320%, 12/15/2020[1,2]	291,710
100,000	CPS Auto Receivables Trust 2014-A 3.290%, 2/18/2020[1,2]	99,455
250,000	CPS Auto Receivables Trust 2015-A 4.000%, 2/16/2021[1,2]	249,601
97,252	CPS Auto Trust 7.260%, 3/16/2020[1,2]	97,818
250,000	Credit Acceptance Auto Loan Trust 2015-1 3.300%, 7/17/2023[1,2]	251,161
235,000	Credit-Based Asset Servicing and Securitization LLC 0.637%, 7/25/2035[1,3]	215,911
250,000	Exeter Automobile Receivables Trust 2015-1 5.830%, 12/15/2021[1,2]	250,678
100,000	Exeter Automobile Receivables Trust 2015-2 5.790%, 5/16/2022[1,2]	99,900
250,000	Fannie Mae Connecticut Avenue Securities 4.487%, 2/25/2025[1,3]	249,999

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	ASSET-BACKED SECURITIES (Continued)
$100,000	First Investors Auto Owner Trust 2015-1 3.590%, 1/18/2022[1,2]	$99,279
250,000	Flagship Credit Auto Trust 2015-1 5.990%, 7/15/2022[1,2]	250,422
	Freddie Mac Structured Agency Credit Risk Debt Notes
250,000	4.337%, 1/25/2025[1,3]	254,005
250,000	3.987%, 3/25/2025[1,3]	246,426
250,000	10.937%, 3/25/2025[1,3]	290,820
250,000	3.437%, 5/25/2025[1,3]	241,923
250,000	2.787%, 12/25/2027[1,3]	250,000
245,000	Home Equity Asset Trust 2005-6 0.707%, 12/25/2035[1,3]	210,051
250,000	Invitation Homes 2014-SFR2 Trust 4.174%, 9/17/2031[2,3]	244,333
249,748	MAC Capital Ltd. 0.777%, 7/26/2023[1,2,3]	246,803
250,000	Navient Private Education Loan Trust 2015-A 3.500%, 12/15/2044[1,2]	229,287
75,000	Navient Student Loan Trust 2015-2 1.670%, 8/25/2050[1,3]	72,347
174,966	New Century Home Equity Loan Trust 2005-2 0.637%, 6/25/2035[1,3]	165,466
250,000	OneMain Financial Issuance Trust 2015-1 3.190%, 3/18/2026[1,2]	253,552
175,000	Option One Mortgage Loan Trust 2005-4 Asset-Backed Certificates Series 2005-4 0.627%, 11/25/2035[1,3]	165,025
250,000	Palmer Square CLO 2014-1 Ltd. 4.124%, 10/17/2022[1,2,3]	248,913
250,000	Prestige Auto Receivables Trust 2014-1 2.910%, 7/15/2021[1,2]	250,602
100,000	Prestige Auto Receivables Trust 2015-1 4.670%, 1/17/2022[1,2]	99,581
250,000	RAMP Series 2005-EFC2 Trust 0.827%, 7/25/2035[1,3]	221,066
250,000	RAMP Series 2005-EFC3 Trust 0.827%, 8/25/2035[1,3]	219,194
210,000	RAMP Series 2005-RS3 Trust 0.637%, 3/25/2035[1,3]	198,130
250,000	RAMP Series 2005-RZ3 Trust 0.737%, 9/25/2035[1,3]	210,994
334,164	RASC Series 2005-KS4 Trust 1.057%, 5/25/2035[1,3]	323,672
295,000	Soundview Home Loan Trust 2006-2 0.517%, 3/25/2036[1,3]	266,453

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	ASSET-BACKED SECURITIES (Continued)
$250,000	Springleaf Funding Trust 2015-A 3.620%, 11/15/2024[1,2]	$252,472
189,842	Store Master Funding I LLC 4.170%, 4/20/2045[1,2]	187,203
400,000	Structured Asset Investment Loan Trust 2005-7 0.922%, 8/25/2035[1,3]	384,009
260,000	Structured Asset Securities Corp. 2005-NC1 0.677%, 2/25/2035[1,3]	243,202
2,000	TCF Auto Receivables Owner Trust —%, 3/15/2022[1,2,8]	575,000
200,000	Tidewater Auto Receivables Trust 2014-A 3.570%, 5/15/2021[1,2]	198,540
240,000	Wells Fargo Home Equity Asset-Backed Securities 2005-2 Trust 0.817%, 11/25/2035[1,3]	213,996
240,000	Westlake Automobile Receivables Trust 2014-1 2.200%, 2/15/2021[1,2]	238,176

	TOTAL ASSET-BACKED SECURITIES (Cost $13,253,586)	13,310,500

	BANK LOANS – 2.2%
161,591	Affinion Group, Inc. 6.750%, 4/30/2018[1,3]	155,203
177,000	BJ's Wholesale Club, Inc. 8.500%, 3/31/2020[1,3]	178,893
38,000	Chemours Co. 4.000%, 5/7/2022[1,3]	37,937
233,592	JC Penney Corp., Inc. 6.000%, 5/22/2018[1,3]	233,425
204,481	Mohegan Tribal Gaming Authority 5.500%, 6/15/2018[1,3]	203,762
90,000	SS&C Technologies, Inc. 6.000%, 2/2/2016[3,6]	90,000
233,557	SUPERVALU, Inc. 4.500%, 3/21/2019[1,3]	234,301

	TOTAL BANK LOANS (Cost $1,127,798)	1,133,521

	COMMERCIAL MORTGAGE-BACKED SECURITIES – 17.0%
14,000,000	BAMLL Commercial Mortgage Securities Trust 2015-200P 0.226%, 4/14/2033[1,2,3,7]	172,480
200,000	Banc of America Commercial Mortgage Trust 2007-3 5.749%, 6/10/2049[1,3]	213,717
250,000	BBCMS Trust 2014-BXO 3.186%, 8/15/2027[2,3]	249,060
3,141,506	Citigroup Commercial Mortgage Trust 2014-GC23 1.294%, 7/10/2047[1,3,7]	233,348

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$1,596,155	Citigroup Commercial Mortgage Trust 2015-GC27 1.599%, 2/10/2048[1,3,7]	$162,762
7,000,000	COMM 2012-LC4 Mortgage Trust 0.697%, 12/10/2044[1,2,3,7]	234,017
2,763,062	COMM 2014-CCRE18 Mortgage Trust 1.453%, 7/15/2047[1,3,7]	204,953
250,000	COMM 2015-CCRE23 Mortgage Trust 3.807%, 5/10/2048[1,2]	227,358
2,693,639	COMM 2015-LC19 Mortgage Trust 1.381%, 2/10/2048[1,3,7]	235,801
100,000	EQTY 2014-INNS Mortgage Trust 2.535%, 5/8/2031[1,2,3]	99,713
250,000	Fannie Mae Connecticut Avenue Securities 5.087%, 11/25/2024[1,3]	257,918
	FHLMC Multifamily Structured Pass-Through Certificates
640,000	5.361%, 9/25/2040[1,3,7]	153,055
1,300,000	1.861%, 12/25/2040[1,3,7]	143,072
1,565,000	2.569%, 6/25/2042[1,3,7]	271,553
600,000	1.535%, 1/25/2043[1,3,7]	65,275
1,300,000	1.660%, 1/25/2043[1,3,7]	151,447
1,750,000	1.488%, 2/25/2043[1,3,7]	141,157
1,800,000	1.692%, 2/25/2043[1,3,7]	216,446
1,882,291	1.547%, 4/25/2043[1,3,7]	207,948
250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 3.937%, 9/25/2024[1,3]	244,343
37,655,628	FREMF 2011-K15 Mortgage Trust 0.100%, 8/25/2044[1,2,7]	185,567
250,000	FREMF 2012-K710 Mortgage Trust 3.950%, 6/25/2047[1,2,3]	256,636
250,000	FREMF 2013-K30 Mortgage Trust 3.667%, 6/25/2045[1,2,3]	240,749
180,000	FREMF 2013-K33 Mortgage Trust 3.619%, 8/25/2046[1,2,3]	173,798
200,000	FREMF 2015-K43 Mortgage Trust 3.863%, 2/25/2048[1,2,3]	199,750
250,000	FREMF 2015-K45 Mortgage Trust 3.714%, 4/25/2048[1,2,3]	232,877
	Government National Mortgage Association
998,586	1.151%, 12/16/2049[1,7]	83,251
799,039	0.853%, 7/16/2057[1,3,7]	60,739
281,000	JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP5 5.533%, 12/15/2044[1,3]	285,341
6,300,000	JP Morgan Chase Commercial Mortgage Securities Trust 2011-C3 0.596%, 2/15/2046[1,2,3,7]	174,938

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
$1,908,000	JP Morgan Chase Commercial Mortgage Securities Trust 2013-LC11 0.725%, 4/15/2046[1,3,7]	$73,750
250,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-C20 4.725%, 7/15/2047[1,2,3]	227,953
130,000	JP Morgan Chase Commercial Mortgage Securities Trust 2014-INN 3.786%, 6/15/2029[2,3]	129,502
2,992,700	JPMBB Commercial Mortgage Securities Trust 2014-C26 1.329%, 1/15/2048[1,3,7]	215,723
4,526,369	KGS-Alpha SBA COOF Trust 2015-1 1.264%, 10/25/2035[2,3,7,8]	202,979
305,528	Lehman Brothers Small Balance Commercial 0.707%, 9/25/2030[1,2,3]	248,281
2,491,617	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 1.576%, 2/15/2048[1,3,7]	236,113
250,000	RREF 2015-LT7 LLC 3.000%, 12/25/2032[2]	249,804
150,000	WaMu Commercial Mortgage Securities Trust 2007-SL3 5.839%, 3/23/2045[1,2,3]	154,789
100,000	Wells Fargo Commercial Mortgage Trust 2015-C26 3.586%, 2/15/2048[1,2]	81,279
4,800,000	Wells Fargo Commercial Mortgage Trust 2015-C27 0.500%, 2/15/2048[3,7]	153,763
125,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1 4.243%, 5/15/2048[1,3]	108,013
180,000	WF-RBS Commercial Mortgage Trust 2011-C2 5.648%, 2/15/2044[1,2,3]	192,774
106,049	WFCG Commercial Mortgage Trust 2015-BXRP 2.757%, 11/15/2029[1,2,3]	105,345
6,937,723	WFRBS Commercial Mortgage Trust 2013-C15 0.758%, 8/15/2046[1,3,7]	225,268
95,000	WFRBS Commercial Mortgage Trust 2013-C16 5.149%, 9/15/2046[1,2,3]	92,728
3,140,308	WFRBS Commercial Mortgage Trust 2014-C19 1.465%, 3/15/2047[1,3,7]	229,820
4,500,000	WFRBS Commercial Mortgage Trust 2014-C21 0.761%, 8/15/2047[1,3,7]	234,963

	TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $9,006,569)	8,941,916

	CORPORATE BONDS – 44.7%
	COMMUNICATIONS – 6.9%
200,000	Altice Financing S.A. 6.625%, 2/15/2023[1,2,4]	198,560
46,000	Cable One, Inc. 5.750%, 6/15/2022[1,2]	46,575

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	COMMUNICATIONS(Continued)
$200,000	CCO Holdings LLC / CCO Holdings Capital Corp. 6.625%, 1/31/2022[1]	$208,500
42,000	Consolidated Communications, Inc. 6.500%, 10/1/2022[1,2]	40,478
200,000	DISH DBS Corp. 6.750%, 6/1/2021	208,500
143,000	Hughes Satellite Systems Corp. 7.625%, 6/15/2021	157,329
150,000	iHeartCommunications, Inc. 11.250%, 3/1/2021[1]	145,688
400,000	j2 Global, Inc. 8.000%, 8/1/2020[1]	432,000
184,000	Liberty Interactive LLC 8.250%, 2/1/2030	193,200
237,000	McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance 9.750%, 4/1/2021[1]	260,700
270,000	Millicom International Cellular S.A. 4.750%, 5/22/2020[1,2,4]	259,613
102,000	Sirius XM Radio, Inc. 6.000%, 7/15/2024[1,2]	103,020
667,000	Sprint Communications, Inc. 9.000%, 11/15/2018[2]	753,216
380,000	T-Mobile USA, Inc. 6.625%, 4/1/2023[1]	394,725
250,000	VTR Finance B.V. 6.875%, 1/15/2024[1,2,4]	255,462
		3,657,566
	CONSUMER DISCRETIONARY – 5.8%
78,000	Allegiant Travel Co. 5.500%, 7/15/2019	78,585
80,000	Carmike Cinemas, Inc. 6.000%, 6/15/2023[1,2]	80,800
530,000	Chinos Intermediate Holdings A, Inc. 7.750%, 5/1/2019[1,2]	426,650
312,000	Ferrellgas LP / Ferrellgas Finance Corp. 6.500%, 5/1/2021[1]	311,220
175,000	Ford Motor Co. 7.450%, 7/16/2031	223,616
200,000	Gajah Tunggal Tbk P.T. 7.750%, 2/6/2018[1,2,4]	168,500
150,000	General Motors Co. 4.875%, 10/2/2023	158,141

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY(Continued)
$299,000	K Hovnanian Enterprises, Inc. 7.250%, 10/15/2020[1,2]	$304,980
90,000	L Brands, Inc. 7.600%, 7/15/2037	101,475
291,000	Landry's, Inc. 9.375%, 5/1/2020[1,2]	312,097
477,000	Mattamy Group Corp. 6.500%, 11/15/2020[1,2,4]	460,305
150,000	Metalsa S.A. de C.V. 4.900%, 4/24/2023[4]	141,750
240,000	Tenedora Nemak S.A. de C.V. 5.500%, 2/28/2023[1,2,4]	246,000
39,000	United Continental Holdings, Inc. 6.000%, 12/1/2020	40,073
		3,054,192
	CONSUMER STAPLES – 1.1%
160,000	Dean Foods Co. 6.500%, 3/15/2023[1,2]	163,200
204,000	Rite Aid Corp. 6.125%, 4/1/2023[1,2]	210,120
96,000	Spectrum Brands, Inc. 5.750%, 7/15/2025[1,2]	97,440
76,000	Wells Enterprises, Inc. 6.750%, 2/1/2020[1,2]	77,710
		548,470
	ENERGY – 3.2%
150,000	Endeavor Energy Resources LP / EER Finance, Inc. 8.125%, 9/15/2023[1,2]	154,688
377,000	Energy Transfer Equity LP 7.500%, 10/15/2020	425,067
100,000	Gulfport Energy Corp. 7.750%, 11/1/2020[1]	104,750
150,000	Halcon Resources Corp. 8.625%, 2/1/2020[1,2]	148,125
262,000	PBF Holding Co. LLC / PBF Finance Corp. 8.250%, 2/15/2020[1]	277,065
110,000	PBF Logistics LP / PBF Logistics Finance Corp. 6.875%, 5/15/2023[1,2]	110,550
51,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. 6.875%, 2/1/2021[1]	52,913
240,000	Vanguard Natural Resources LLC / VNR Finance Corp. 7.875%, 4/1/2020[1]	229,200

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	ENERGY(Continued)
$180,000	Williams Partners LP / ACMP Finance Corp. 6.125%, 7/15/2022[1]	$191,250
		1,693,608
	FINANCIALS – 12.9%
128,000	Ally Financial, Inc. 8.000%, 11/1/2031	153,280
500,000	Citigroup, Inc. 2.500%, 9/26/2018	505,631
	Communications Sales & Leasing, Inc.
4,000	6.000%, 4/15/2023[1,2]	3,912
78,000	8.250%, 10/15/2023[1,2]	76,635
500,000	Credit Suisse 1.750%, 1/29/2018[4]	498,056
250,000	Credit Suisse Group Guernsey I Ltd. 7.875%, 2/24/2041[1,3,4]	261,388
500,000	Discover Bank/Greenwood DE 3.100%, 6/4/2020[1]	499,502
330,000	Forestar USA Real Estate Group, Inc. 8.500%, 6/1/2022[1,2]	342,375
500,000	General Electric Capital Corp. 7.125%, 12/29/2049[1,3]	576,875
500,000	Goldman Sachs Group, Inc. 2.600%, 4/23/2020[1]	497,494
307,000	Harland Clarke Holdings Corp. 6.875%, 3/1/2020[1,2]	294,720
100,000	Iron Mountain, Inc. 6.000%, 8/15/2023[1]	104,500
500,000	JPMorgan Chase & Co. 2.250%, 1/23/2020[1]	491,342
79,000	KCG Holdings, Inc. 6.875%, 3/15/2020[1,2]	76,235
420,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 7.375%, 10/1/2017[1]	437,850
146,000	Liberty Mutual Group, Inc. 10.750%, 6/15/2058[1,2,3]	220,460
405,000	Morgan Stanley 2.650%, 1/27/2020	404,277
241,000	Nationstar Mortgage LLC / Nationstar Capital Corp. 7.875%, 10/1/2020[1]	240,398
500,000	Synchrony Financial 2.700%, 2/3/2020[1]	493,908
250,000	UBS A.G. 7.250%, 2/22/2022[1,3,4]	263,096

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS(Continued)
$400,000	Walter Investment Management Corp. 7.875%, 12/15/2021[1]	$371,000
		6,812,934
	GOVERNMENTS – 1.2%
220,000	Dominican Republic International Bond 7.450%, 4/30/2044[2,4]	240,350
200,000	Ivory Coast Government International Bond 6.375%, 3/3/2028[2,4]	195,500
200,000	Kenya Government International Bond 6.875%, 6/24/2024[2,4]	202,916
		638,766
	HEALTH CARE – 4.3%
310,000	Alere, Inc. 7.250%, 7/1/2018[1]	324,725
500,000	Bayer U.S. Finance LLC 2.375%, 10/8/2019[2]	501,773
500,000	Becton, Dickinson and Co. 2.675%, 12/15/2019	500,378
430,000	HCA, Inc. 7.500%, 11/15/2095	425,700
27,000	Hologic, Inc. 5.250%, 7/15/2022[1,2]	27,574
119,000	Tenet Healthcare Corp. 6.000%, 10/1/2020	126,884
285,000	Valeant Pharmaceuticals International 7.250%, 7/15/2022[1,2]	302,813
47,000	WellCare Health Plans, Inc. 5.750%, 11/15/2020[1]	48,880
		2,258,727
	INDUSTRIALS – 2.9%
11,000	ATS Automation Tooling Systems, Inc. 6.500%, 6/15/2023[1,2,4]	11,234
64,000	CNH Industrial Capital LLC 3.875%, 7/16/2018[2]	64,080
291,000	GenCorp, Inc. 7.125%, 3/15/2021[1]	309,915
500,000	Penske Truck Leasing Co. Lp / PTL Finance Corp. 3.375%, 2/1/2022[1,2]	484,671
405,000	SPL Logistics Escrow LLC / SPL Logistics Finance Corp. 8.875%, 8/1/2020[1,2]	429,300
106,000	TransDigm, Inc. 6.500%, 5/15/2025[1,2]	104,940

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	INDUSTRIALS(Continued)
$104,000	XPO Logistics, Inc. 6.500%, 6/15/2022[1,2]	$101,790
		1,505,930
	MATERIALS – 3.2%
85,000	American Gilsonite Co. 11.500%, 9/1/2017[1,2]	76,287
170,000	ArcelorMittal 10.600%, 6/1/2019[4]	203,575
204,706	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.000%, 11/15/2020[1,2,4]	208,800
51,000	Chemours Co. 6.625%, 5/15/2023[1,2]	49,406
200,000	Corp Nacional del Cobre de Chile 3.000%, 7/17/2022[2,4]	192,104
113,000	FMG Resources August 2006 Pty Ltd. 9.750%, 3/1/2022[1,2,4]	116,672
230,000	OCP SA 5.625%, 4/25/2024[2,4]	239,803
270,000	Rentech Nitrogen Partners LP / Rentech Nitrogen Finance Corp. 6.500%, 4/15/2021[1,2]	270,000
158,000	Tronox Finance LLC 6.375%, 8/15/2020[1]	146,545
200,000	Union Andina de Cementos S.A.A. 5.875%, 10/30/2021[1,2,4]	202,250
		1,705,442
	TECHNOLOGY – 1.9%
285,000	Avaya, Inc. 9.000%, 4/1/2019[1,2]	290,700
14,000	Micron Technology, Inc. 5.625%, 1/15/2026[1,2]	12,933
35,000	Plantronics, Inc. 5.500%, 5/31/2023[1,2]	35,437
235,000	Seagate HDD Cayman 5.750%, 12/1/2034[1,2,4]	231,386
200,000	Sixsigma Networks Mexico S.A. de C.V. 8.250%, 11/7/2021[1,2,4]	206,740
110,000	Sungard Availability Services Capital, Inc. 8.750%, 4/1/2022[1,2]	80,300
141,000	ViaSat, Inc. 6.875%, 6/15/2020[1]	148,755
		1,006,251

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

Principal Amount		Value

	CORPORATE BONDS (Continued)
	UTILITIES – 1.3%
$250,000	Columbia Pipeline Group, Inc. 4.500%, 6/1/2025[1,2]	$245,936
420,000	NRG Energy, Inc. 6.250%, 7/15/2022[1]	426,300
		672,236
	TOTAL CORPORATE BONDS (Cost $23,761,094)	23,554,122

	MUNICIPAL BONDS – 1.3%
	City of Chicago IL
250,000	5.432%, 1/1/2042	206,608
250,000	6.314%, 1/1/2044	221,765
250,000	Puerto Rico Electric Power Authority 5.500%, 7/1/2017[5]	255,650

	TOTAL MUNICIPAL BONDS (Cost $708,410)	684,023

Number of Shares

	PREFERRED STOCKS – 0.9%
	FINANCIALS – 0.9%
20,000	General Electric Capital Corp. 4.700%, 5/16/2053[1]	486,000

	TOTAL PREFERRED STOCKS (Cost $515,800)	486,000

Number of Contracts

	PURCHASED OPTIONS CONTRACTS – 0.0%
	PUT OPTIONS – 0.0%
	OTC EUR versus GBP
750,000	Exercise Price: $0.70, Expiration Date: August 12, 2015	8,215

	TOTAL PURCHASED OPTIONS CONTRACTS (Cost $7,323)	8,215

	TOTAL INVESTMENTS – 91.3% (Cost $48,380,580)	48,118,297
	Other Assets in Excess of Liabilities – 8.7%	4,601,429

	TOTAL NET ASSETS – 100.0%	$52,719,726

LLLP – Limited Liability Limited Partnership
LP – Limited Partnership
PLC – Public Limited Company

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

*	Non-income producing security.
[1]	Callable.
[2]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $22,661,784.
[3]	Variable, floating, or step rate security.
[4]	Foreign security denominated in U.S. Dollars.
[5]	Security is in default.
[6]	This security was an unfunded bridge loan.
[7]	Interest-only security.
[8]	Fair valued under procedures established by the Board of Trustees, represents 1.95% of Net Assets. The total value of these securities is $1,028,794.

See accompanying Notes to Financial Statements.

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

SWAP CONTRACTS
CREDIT DEFAULT SWAP CONTRACTS

Counterparty/ Reference Entity	Pay/(a) Receive Fixed Rate	Fixed Rate	Expiration Date	Notional Amount	Premium Paid (Received)	Unrealized Appreciation/ (Depreciation)
J.P. Morgan
Daimler AG	Pay	1.00%	3/20/20	$750,000	$(22,501)	$3,415
Ford Motor Co.	Receive	5.00	3/20/20	750,000	144,077	(5,678)
Target Corp.	Receive	1.00	3/20/20	500,000	17,835	(89)
Wal-Mart Stores, Inc.	Pay	1.00	3/20/20	500,000	(21,743)	2,785
TOTAL CREDIT DEFAULT SWAP CONTRACTS					$117,668	$433

(a)	If AAM/HIMCO Unconstrained Bond Fund is paying a fixed rate, the counterparty acts as guarantor of the variable instrument. If AAM/HIMCO Unconstrained Bond Fund is receiving a fixed rate, AAM/HIMCO Unconstrained Bond Fund acts as guarantor of the variable instrument.

See accompanying Notes to Financial Statements.

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

FUTURES CONTRACTS

Number of Contracts Long (Short)	Description	Expiration Date	Value at Trade Date	Value at June 30, 2015	Unrealized Appreciation (Depreciation)

13	U.S. Treasury Ultra Long Term Bond	September 2015	$2,053,070	$2,002,813	$(50,257)
(23)	U.S. 2 Year Treasury Note	September 2015	(5,025,718)	(5,035,563)	(9,845)
(105)	U.S. 5 Year Treasury Note	September 2015	(12,538,560)	(12,522,070)	16,490
(59)	U.S. 10 Year Treasury Note	September 2015	(7,452,440)	(7,444,141)	8,299
(15)	U.S. Treasury Long Bond	September 2015	(2,302,346)	(2,262,656)	39,690

TOTAL FUTURES CONTRACTS			$(25,265,994)	$(25,261,617)	$4,377

See accompanying Notes to Financial Statements.

AAM/HIMCO Unconstrained Bond Fund
SCHEDULE OF INVESTMENTS - Continued
As of June 30, 2015

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Purchase Contracts	Currency Exchange	Currency Amount Purchased	Value at Settlement Date	Value at June 30, 2015	Unrealized Appreciation (Depreciation)
Japanese Yen	JPY per MXN	63,480,800	$504,551	$519,829	$15,278
Mexican Peso	MXN per JPY	8,000,000	502,369	504,551	2,182
Mexican Peso	MXN per USD	3,957,500	254,544	248,975	(5,569)
Swiss Franc	CHF per USD	1,475,336	1,600,000	1,579,009	(20,991)
			2,861,464	2,852,364	(9,100)

Sale Contracts	Currency Exchange	Currency Amount Sold	Value at Settlement Date	Value at June 30, 2015	Unrealized Appreciation (Depreciation)
Japanese Yen	JPY per USD	(2,132,216)	$(17,355)	$(17,460)	$(105)
Mexican Peso	MXN per USD	(3,957,500)	(250,000)	(248,975)	1,025
Swiss Franc	CHF per USD	(1,475,336)	(1,607,008)	(1,579,009)	27,999
			(1,874,363)	(1,845,444)	28,919

TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS			$987,101	$1,006,920	$19,819

JPY -  Japanese Yen
MXN - Mexican Peso
CHF - Swiss Franc

See accompanying Notes to Financial Statements.

AAM/HIMCO Unconstrained Bond Fund
SUMMARY OF INVESTMENTS
As of June 30, 2015

Security Type/Industry	Percent of Total Net Assets
Asset-Backed Securities	25.2%
Bank Loans	2.2%
Commercial Mortgage-Backed Securities	17.0%
Corporate Bonds
Financials	12.9%
Communications	6.9%
Consumer Discretionary	5.8%
Health Care	4.3%
Materials	3.2%
Energy	3.2%
Industrials	2.9%
Technology	1.9%
Utilities	1.3%
Governments	1.2%
Consumer Staples	1.1%
Total Corporate Bonds	44.7%
Municipal Bonds	1.3%
Preferred Stocks
Financials	0.9%
Total Preferred Stocks	0.9%
Purchased Options Contracts	0.0%
Total Investments	91.3%
Other Assets in Excess of Liabilities	8.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

AAM/HIMCO Unconstrained Bond Fund
STATEMENT OF ASSETS AND LIABILITIES
As of June 30, 2015

Assets:
Investments, at value (cost $48,373,257)	$48,110,082
Purchased options contracts, at value (cost $7,323)	8,215
Total Investments, at value (cost $48,380,580)	48,118,297
Foreign currency, at value (cost $28,195)	27,945
Cash	3,583,011
Cash held by broker	750,000
Receivables:
Investment securities sold	5,226,386
Premiums paid on open swap contracts	161,912
Unrealized appreciation on open futures contracts	64,479
Unrealized appreciation on forward foreign currency exchange contracts	46,484
Unrealized appreciation on open swap contracts	6,200
Variation margin	2,771
Interest	461,402
Due from Advisor	22,945
Prepaid offering costs	14,568
Prepaid expenses	44,952
Total assets	58,531,352

Liabilities:
Payables:
Investment securities purchased	5,612,344
Premiums received on open swap contracts	44,244
Unrealized depreciation on open futures contracts	60,102
Unrealized depreciation on forward foreign currency exchange contracts	26,665
Unrealized depreciation on open swap contracts	5,767
Shareholder servicing fees (Note 7)	5,910
Auditing fees	16,380
Fund accounting fees	15,167
Transfer agent fees and expenses	5,398
Fund administration fees	5,348
Chief Compliance Officer fees	2,797
Custody fees	2,342
Accrued other expenses	9,162
Total liabilities	5,811,626

Net Assets	$52,719,726

See accompanying Notes to Financial Statements.

AAM/HIMCO Unconstrained Bond Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of June 30, 2015

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$52,514,499
Accumulated net investment income	47,141
Accumulated net realized gain on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, swap contracts, swaptions contracts,
forward foreign currency exchange contracts and foreign currency transactions	395,990
Net unrealized appreciation (depreciation) on:
Investments	(263,175)
Purchased options contracts	892
Futures contracts	4,377
Swap contracts	433
Forward foreign currency exchange contracts	19,819
Foreign currency translations	(250)
Net Assets	$52,719,726

Maximum Offering Price per Share:
Class I Shares:
Net assets applicable to shares outstanding	$52,719,726
Shares of beneficial interest issued and outstanding	5,248,677
Offering and redemption price per share	$10.04

See accompanying Notes to Financial Statements.

AAM/HIMCO Unconstrained Bond Fund
STATEMENT OF OPERATIONS
For the Period January 2, 2015* through June 30, 2015

Investment Income:
Interest (net of foreign withholding taxes of $2,607)	$978,833
Dividends	5,875
Total investment income	984,708

Expenses:
Advisory fees	151,927
Fund accounting fees	34,275
Fund administration fees	17,419
Auditing fees	16,380
Transfer agent fees and expenses	12,554
Offering costs	12,241
Legal fees	9,320
Custody fees	8,993
Registration fees	8,970
Miscellaneous	8,772
Shareholder servicing fees (Note 7)	5,910
Chief Compliance Officer fees	5,030
Trustees' fees and expenses	3,395
Shareholder reporting fees	2,112
Total expenses	297,298
Advisory fees waived	(151,927)
Other expenses absorbed	(139,991)
Net expenses	5,380
Net investment income	979,328

Realized and Unrealized Gain (Loss) on Investments, Purchased Options Contracts, Futures Contracts, Securities Sold Short,
Written Options Contracts, Swap Contracts, Swaptions Contracts, Forward Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	138,788
Purchased options contracts	101,318
Futures contracts	171,626
Securities sold short	8,594
Written options contracts	(38,101)
Swap contracts	7,866
Swaptions contracts	6,021
Forward foreign currency exchange contracts	29,009
Foreign currency transactions	72
Net realized gain	425,193
Net change in unrealized appreciation/depreciation on:
Investments	(263,175)
Purchased options contracts	892
Futures contracts	4,377
Swap contracts	433
Forward foreign currency exchange contracts	19,819
Foreign currency translations	(250)
Net change in unrealized appreciation/depreciation	(237,904)
Net realized and unrealized gain on investments, purchased options contracts, futures contracts, securities sold short,
written options contracts, swap contracts, swaptions contracts, forward contracts and foreign currency	187,289

Net Increase in Net Assets from Operations	$1,166,617

*   Commencement of operations.

See accompanying Notes to Financial Statements.

AAM/HIMCO Unconstrained Bond Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period January 2, 2015* through June 30, 2015
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$979,328
Net realized gain on investments, purchased options contracts, futures contracts, securities sold short, written options contracts, swap contracts, swaptions contracts, forward contracts
and foreign currency transactions	425,193
Net change in unrealized appreciation/depreciation on investments, purchased options contracts,
futures contracts, swap contracts, forward contracts and foreign currency translations	(237,904)
Net increase in net assets resulting from operations	1,166,617

Distributions to Shareholders:
From net investment income:
Class I	(961,547)
Total distributions to shareholders	(961,547)

Capital Transactions:
Net proceeds from shares sold:
Class I	51,562,325
Reinvestment of distributions:
Class I	961,547
Cost of shares redeemed:
Class I1	(9,216)
Net increase in net assets from capital transactions	52,514,656

Total increase in net assets	52,719,726

Net Assets:
Beginning of period	−
End of period	$52,719,726

Accumulated net investment income	$47,141

Capital Share Transactions:
Shares sold:
Class I	5,154,283
Shares reinvested:
Class I	95,308
Shares redeemed:
Class I	(914)

Net increase in capital share transactions	5,248,677

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $0.

See accompanying Notes to Financial Statements.

AAM/HIMCO Unconstrained Bond Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period January 2, 2015* through June 30, 2015
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income[1]	0.19
Net realized and unrealized loss on investments and foreign currency	0.04
Total from investment operations	0.23

Less Distributions:
From net investment income	(0.19)
Total distributions	(0.19)

Net asset value, end of period	$10.04

Total return[2]	2.29%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$52,720

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.17%	[4]
After fees waived and expenses absorbed	0.02%	[4]
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	2.71%	[4]
After fees waived and expenses absorbed	3.86%	[4]

Portfolio turnover rate	78%	[3,5]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the repemption of Fund shares.
[3]	Not annualized.
[4]	Annualized.
[5]	Please note that the portfolio turnover figures shown above are calculated in accordance with Item 13 of Form N-1A which exclude cash, securities, including options, futures, and cash held against other derivatives whose maturities or expiration dates at the time of acquisition were one year or less. Also not included is notional values of certain derivative contracts.

See accompanying Notes to Financial Statements.

AAM Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2015

Note 1 – Organization
AAM/HIMCO Short Duration Fund (“HIMCO Short Duration” or “HIMCO Short Duration Fund”) and AAM/HIMCO Unconstrained Bond Fund (“HIMCO Unconstrained Bond” or “HIMCO Unconstrained Bond Fund”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The HIMCO Short Duration Fund’s primary investment objective is to seek to provide current income and long-term total return.  The Fund currently offers three classes of shares: Class A, Class C and Class I.  The Fund’s inception date was June 30, 2014, but the Fund commenced investment operations on July 1, 2014.

The HIMCO Unconstrained Bond Fund’s primary investment objective is to seek to maximize long-term total return.  The Fund currently offers one class of shares, Class I.  Class A and Class C Shares are not currently available.  It is expected that Class A and Class C Shares will become available within 12 months of Fund launch.  The Fund’s inception date was December 31, 2014, but the Fund commenced investment operations on January 2, 2015.

The shares of each class represent an interest in the same portfolio of investments of the Funds and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services — Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Funds value equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Debt securities are valued at the last available bid price for such securities, or if such prices are not available, at the bid price obtained from at least one broker-dealer or at prices for securities of comparable maturity, quality and type.  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Prior to January 15, 2015, short-term securities with remaining maturities of sixty days or less were valued at amortized cost, which approximates market value. Effective January 15, 2015, the Funds elected to no longer use amortized cost valuation method for those securities.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Corporate Debt Securities
Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured.  The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Bank Loans
The Funds may purchase participations in commercial loans (bank loans).  Such investments may be secured or unsecured.  Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates.  The Funds may participate in such syndications, or can buy part of a loan, becoming a part lender.  When purchasing indebtedness and loan participations, the Funds assume the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary.  The indebtedness and loan participations in which the Funds intend to invest may not be rated by any nationally recognized rating service.

Bank loans may be structured to include both term loans, which are generally fully funded at the time of investment and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Funds to supply additional cash to the borrower on demand, representing a potential financial obligation by the Funds in the future. The Funds may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

(d) Options Contracts
The HIMCO Unconstrained Bond Fund may write or purchase options contracts primarily to enhance the Fund’s returns and reduce volatility.  In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk.  When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased.  Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses.  The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss.  If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions.  The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.  The Fund, as a purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contract.

Transactions in written options contracts for the HIMCO Unconstrained Bond Fund for the period January 2, 2015 (commencement of operations) through June 30, 2015 were as follows:

	Number of Contracts	Premiums Amount
Outstanding at January 2, 2015 (commencement of operations)	-	$-
Options written	12,000,040	118,880
Options closed	(10,000,025)	(91,059)
Options expired	(2,000,015)	(27,821)
Options exercised	-	-
Outstanding at June 30, 2015	-	$-

(e) Futures Contracts
The HIMCO Unconstrained Bond Fund may enter into futures contracts (including contracts relating to interest rates and financial indexes), and purchase and write (sell) related options traded on exchanges designated by the Commodity Futures Trading Commission (“CFTC”) or, consistent with CFTC regulations, on foreign exchanges.  The Fund intends primarily to invest in U.S. Treasury futures contracts.  A futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a commodity, such as an energy, financial, agricultural or metal commodity, at a specified price, date, time and place. For example, a foreign currency futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified non-U.S. currency at a specified price, date, time and place. Similarly, an interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (e.g., a debt security) at a specified price, date, time and place.  Securities, commodities and other financial indexes are capitalization weighted indexes that reflect the market value of the securities, commodities or other financial instruments respectively, represented in the indexes. A futures contract on an index is an agreement to be settled by delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day on the contract and the price at which the agreement is made. The clearing house of the exchange on which a futures contract is entered into becomes the counterparty to each purchaser and seller of the futures contract.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

A futures contract held by a Fund is valued daily at the official settlement price on the exchange on which it is traded.  Each day a futures contract is held, the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract.  Variation margin does not represent borrowing or a loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired.   The Fund also is required to deposit and to maintain margin with respect to put and call options on futures contracts written by it.  Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option and other futures positions held by the Fund. Although some futures contracts call for making or taking delivery of the underlying assets, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (involving the same exchange, underlying security or index and delivery month).  If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss.  Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss.  The transaction costs also must be included in these calculations.  As discussed below, however, the Fund may not always be able to make an offsetting purchase or sale.  In the case of a physically settled futures contract, this could result in the Fund being required to deliver, or receive, the underlying physical commodity, which could be adverse to the Fund.

At any time prior to the expiration of a futures contract, a Fund may seek to close the position by seeking to take an opposite position, which would terminate the Fund’s existing position in the contract. Positions in futures contracts and options on futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange). No secondary market for such contracts exists. Although the Fund may enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist at any particular time. Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions at an advantageous price and subjecting the Fund to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such situations, if the Fund had insufficient cash, it might have to sell assets to meet daily variation margin requirements at a time when it would be disadvantageous to do so. In addition, if the transaction is entered into for hedging purposes, in such circumstances the Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of the hedged position. Losses incurred in futures transactions and the costs of these transactions will affect the Fund’s performance.

(f) Credit Default Swap Contracts
The HIMCO Unconstrained Bond Fund may enter into credit default swap agreements to hedge credit and market risk and to gain exposure on individual names and/or baskets of securities.  In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity.  Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration.  An upfront payment received by the Fund, as the protection seller, is recorded as a liability on the Fund’s books.  An upfront payment made by the Fund, as the protection buyer, is recorded as an asset on the Fund’s books.  Periodic payments received or paid by the Fund are recorded as realized gains or losses.  The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss.  Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations.  The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract.

(g) Interest Rate Swap Contracts
The HIMCO Unconstrained Bond Fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rates and gain exposure on interest rates.  An interest rate swap can be purchased or sold with an upfront premium.  An upfront payment received by the Fund is recorded as a liability on the Fund’s books.  An upfront payment made by the Fund is recorded as an asset on the Fund’s books.  Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss.  Payments received or made are recorded as realized gains or losses.  The Fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform.  The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract.

(h) Swaptions Contracts
The HIMCO Unconstrained Bond Fund may enter into swaptions contracts. An option on a swap agreement, or a “swaption,” is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. In return, the purchaser pays a “premium” to the seller of the contract. The seller of the contract receives the premium and bears the risk of unfavorable changes on the underlying swap. The Fund may write (sell) and purchase put and call swaptions. The Fund may also enter into swaptions on either an asset-based or liability-based basis, depending on whether the Fund is hedging its assets or its liabilities. The Fund may write (sell) and purchase put and call swaptions to the same extent it may make use of standard options on securities or other instruments. The Fund may enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its holdings, as a duration management technique, to protect against an increase in the price of securities the Fund anticipates purchasing at a later date, or for any other purposes, such as for speculation to increase returns. Swaptions are generally subject to the same risks involved in the Fund’s use of options.

Depending on the terms of the particular option agreement, the Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Transactions in written swaptions contracts for the HIMCO Unconstrained Bond Fund for the period January 2, 2015 (commencement of operations) through June 30, 2015 were as follows:

	Number of Contracts	Premiums Amount
Outstanding at January 2, 2015 (commencement of operations)	-	$-
Swaptions written	500,000,000	10,941
Swaptions closed	(500,000,000)	(10,941)
Swaptions expired	-	-
Swaptions exercised	-	-
Outstanding at June 30, 2015	-	$-

(i) Forward Foreign Currency Exchange Contracts
The HIMCO Unconstrained Bond Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and is subject to the translations of foreign exchange rates fluctuations.  All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations.  The Fund records realized gains or losses at the time the forward contract is settled.  Counter-parties to these forward contracts are major U.S. financial institutions.

(j) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations.  Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Funds are allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

The HIMCO Short Duration Fund incurred offering costs of approximately $32,802, which were amortized over a one-year period from July 1, 2014 (commencement of operations). The HIMCO Unconstrained Bond Fund incurred offering costs of approximately $26,809, which are being amortized over a one-year period from January 2, 2015 (commencement of operations).

(k) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized gains to their shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the periods ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(l) Distributions to Shareholders
The Funds will make distributions of net investment income monthly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisors Asset Management, Inc. (the “Advisor”). Under the terms of the Agreement, the HIMCO Short Duration Fund and HIMCO Unconstrained Bond Fund pay a monthly investment advisory fee to the Advisor at the annual rate of 0.38% and 0.60%, respectively, of the Funds’ average daily net assets. The Advisor has engaged Hartford Investment Management Company (the “Sub‐Advisor”) to manage the Funds and pays the Sub‐Advisor from its advisory fees.

The Funds’ advisor has contractually agreed to waive its fees and/or pay for expenses of the Funds to ensure that total annual fund operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.84%, 1.59% and 0.59% of the average daily net assets of the HIMCO Short Duration Fund's Class A, Class C and Class I Shares, respectively, and 1.05%, 1.80%, and 0.80% of the average daily net assets of the HIMCO Unconstrained Bond Fund's Class A, Class C and Class I Shares, respectively. This agreement is effective until October 31, 2015 and October 31, 2016 for the HIMCO Short Duration Fund and HIMCO Unconstrained Bond Fund, respectively, and may be terminated before that date only by the Trust's Board of Trustees.

In addition, the Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Funds to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.25%, 1.00% and 0.00% on the first $50 million of the average daily net assets of the HIMCO Short Duration Fund's Class A, Class C and Class I Shares, respectively, and 0.25%, 1.00% and 0.00% on the capital used to seed the HIMCO Unconstrained Bond Fund’s Class A, Class C and Class I Shares, respectively. The Funds’ advisor will not seek reimbursement of the voluntary advisory fees waived and/or other expenses absorbed.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

For the periods ended June 30, 2015, the Advisor waived all of its fees and absorbed other expenses totaling $609,823 and $291,918 for the HIMCO Short Duration Fund and HIMCO Unconstrained Bond Fund, respectively. The Advisor may recover from the Funds’ fees and/or expenses previously waived and/or absorbed if the Funds’ expense ratios, including the recovered expenses, fall below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period of three fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of this amount no later than June 30 of the years stated below:

	HIMCO Short Duration Fund	HIMCO Unconstrained Bond Fund
2018	$3,289	$2,513

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the periods ended June 30, 2015, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust.  Prior to October 1, 2014, Cipperman & Co. provided CCO services to the Trust.  The Funds’ allocated fees incurred for CCO services for the periods ended June 30, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At June 30, 2015, gross unrealized appreciation (depreciation) of investments, based on cost for federal income tax purposes were as follows:

	HIMCO Short Duration Fund	HIMCO Unconstrained Bond Fund
Cost of investments	$50,891,864	$48,381,758

Gross unrealized appreciation	$74,063	$287,019
Gross unrealized depreciation	(230,121)	(550,480)

Net unrealized depreciation	$(156,058)	$(263,461)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the periods ended June 30, 2015, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
HIMCO Short Duration Fund	$(9,321)	$33,389	$(24,068)
HIMCO Unconstrained Bond Fund	(157)	29,360	(29,203)

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	HIMCO Short Duration Fund	HIMCO Unconstrained Bond Fund
Undistributed ordinary income	$-	$357,341
Undistributed long-term capital gains	-	111,597
Tax accumulated earnings	-	468,938

Accumulated capital and other losses	(110,871)	-
Unrealized depreciation on foreign currency translations	-	(250)
Unrealized depreciation on investments	(156,058)	(263,461)
Total accumulated earnings/(deficit)	$(266,929)	$205,227

The tax character of the distribution paid during the periods ended June 30, 2015, were as follows:

	HIMCO Short Duration Fund	HIMCO Unconstrained Bond Fund
Distributions paid from:	2015	2015
Ordinary income	$972,298	$961,547
Net long-term capital gains	-	-
Total distributions paid	$972,298	$961,547

Losses incurred after October 31 (“post-October” losses) within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.  As of June 30, 2015, the HIMCO Short Duration Fund had $110,871 of post-October capital losses which are deferred until July 1, 2015 for tax purposes.

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the periods ended June 30, 2015, the HIMCO Short Duration Fund and HIMCO Unconstrained Fund received $0 and $0, respectively, in redemption fees.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Note 6 – Investment Transactions
For the periods ended June 30, 2015, purchases and sales of investments, excluding short-term investments, forward contracts, futures contracts, options contracts and swap contracts were as follows:
	Purchases	Sales	Securities Sold Short	Short Securities Covered
HIMCO Short Duration Fund	$64,380,214	$12,665,341	$-	$-
HIMCO Unconstrained Bond Fund	76,779,173	28,302,857	4,189,922	4,181,328

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the periods ended June 30, 2015, for the HIMCO Short Duration Fund and HIMCO Unconstrained Bond Fund, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of each Fund, has adopted a Rule 12b-1 plan with respect to its Class A and Class C Shares. Under the plan, each Fund pays to the Distributor distribution fees in connection with the sale and distribution of each Fund’s Class A and Class C Shares and/or administrative service fees in connection with the provision of ongoing services to shareholders and the maintenance of shareholder accounts.

For Class A Shares, the maximum annual fee payable to the Distributor for such distribution and/or administrative services is 0.25% of the average daily net assets of such shares. For Class C shares, the maximum annual fees payable to the Distributor for distribution services and administrative services are 0.75% and 0.25%, respectively, of the average daily net assets of such shares. Class I Shares are not subject to any distribution or service fees under the Plan.

For the periods ended June 30, 2015, for the HIMCO Short Duration Fund and HIMCO Unconstrained Bond Fund, distribution and service fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Funds’ investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of June 30, 2015, in valuing the Funds’ assets carried at fair value:

HIMCO Short Duration Fund	Level 1*	Level 2	Level 3	Total
Investments
Asset-Backed Securities	$-	$6,897,953	$-	$6,897,953
Bank Loans	-	5,862,568	-	5,862,568
Commercial Mortgage-Backed Securities	-	8,317,265	407,939	8,725,204
Corporate Bonds[1]	-	27,069,604	-	27,069,604
Municipal Bonds	-	676,024	-	676,024
U.S Treasury Securities	-	1,504,453	-	1,504,453
Total Investments	$-	$50,327,867	$407,939	$50,735,806

[1]	For a detailed break-out of corporate bonds by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 1 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

HIMCO Unconstrained Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Investments
Asset-Backed Securities	$-	$12,484,685	$825,815	$13,310,500
Bank Loans	-	1,133,521	-	1,133,521
Commercial Mortgage-Backed Securities	-	8,738,937	202,979	8,941,916
Corporate Bonds[1]	-	23,554,122	-	23,554,122
Municipal Bonds	-	684,023	-	684,023
Preferred Stocks[1]	486,000	-	-	486,000
Purchased Options Contracts	-	8,215	-	8,215
Total	$486,000	$46,603,503	$1,028,794	$48,118,297

Other Financial Instruments*
Credit Default Swap Contracts	$-	$433	$-	$433
Futures Contracts	4,377	-	-	4,377
Forward Foreign Currency Exchange Contracts	-	19,819	-	19,819
Total	$4,377	$20,252	$-	$24,629

[1]	All bonds held in the Fund are Level 2 securities and all preferred stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.
*	Other financial instruments are derivative instruments, such as swap contracts, futures contracts and forward contracts. Swap contracts, futures contracts and forward contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	HIMCO Short Duration Fund	HIMCO Unconstrained Bond Fund
Beginning balance July 1, 2014, and January 2, 2015, respectively	$-	$-
Transfers into Level 3 during the period	-	-
Transfers out of Level 3 during the period	-	-
Total realized gain/(loss)	-	-
Total unrealized appreciation/(depreciation)	(4,615)	(1,849)
Net purchases	471,663	1,046,595
Net sales	-	-
Principal paydown	(59,109)	(15,952)
Ending balance June 30, 2015	$407,939	$1,028,794

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

The following table presents additional information about valuation methodologies and inputs used for investments that are measured at fair value and categorized within Level 3 as of June 30, 2015:

	Fair Value June 30, 2015	Valuation Methodologies	Unobservable Input[1]	Impact to Valuation from an increase in Input[2]
HIMCO Short Duration Fund - Commercial Mortgage-Backed Securities	$407,939	Broker Quote	Single Broker Quote	Increase
HIMCO Unconstrained Bond Fund - Asset-Backed Securities	825,815	Broker Quote/Cost	Single Broker Quote/ Market Assessment	Increase
HIMCO Unconstrained Bond Fund - Commercial Mortgage-Backed Security	202,979	Broker Quote	Single Broker Quote	Increase

[1]	The investment advisor considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. The Fund’s use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
[2]	This column represents the directional change in the fair value of the Level 3 investments that would result from an increase to the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect.

Note 11 – Derivatives and Hedging Disclosures
Derivatives and Hedging requires enhanced disclosures about the HIMCO Unconstrained Bond Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented in the tables below.  The fair values of derivative instruments as of June 30, 2015 by risk category are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Assets
Purchased options contracts, at value	$-	$-	$8,215	$-	$8,215
Unrealized appreciation on open futures contracts	-	-	-	64,479	64,479
Unrealized appreciation on forward foreign currency exchange contracts	-	-	46,484	-	46,484
Unrealized appreciation on open swap contracts	6,200	-	-	-	6,200
	$6,200	$-	$54,699	$64,479	$125,378

Liabilities
Unrealized depreciation on open futures contracts	$-	$-	$-	$60,102	$60,102
Unrealized depreciation on forward foreign currency exchange contracts	-	-	26,665	-	26,665
Unrealized depreciation on open swap contracts	5,767	-	-	-	5,767
	$5,767	$-	$26,665	$60,102	$92,534

The effects of derivative instruments on the Statement of Operations for the period January 2, 2015 (commencement of operations) through June 30, 2015 are as follows:

	Derivatives not designated as hedging instruments
	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Realized Gain (Loss) on Derivatives
Purchased options contracts	$-	$-	$87,031	$14,287	$101,318
Futures contracts	-	-	-	171,626	171,626
Written options contracts	-	-	(33,806)	(4,295)	(38,101)
Swap contracts	13,821	-	(5,955)	-	7,866
Swaptions contracts	-	-	-	6,021	6,021
Forward foreign currency exchange contracts	-	-	29,009	-	29,009
	$13,821	$-	$76,279	$187,639	$277,739

Net Change in Unrealized Appreciation/Depreciation on Derivatives
Purchased options contracts	$-	$-	$892	$-	$892
Futures contracts	-	-	-	4,377	4,377
Swap contracts	433	-	-	-	433
Forward foreign currency exchange contracts	-	-	19,819	-	19,819
	$433	$-	$20,711	$4,377	$25,521

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

The notional amount and the number of contracts are included on the Schedule of Investments.  The quarterly average volumes of derivative instruments as of June 30, 2015 are as follows:

Derivatives not designated as hedging instruments
Credit contracts	Swap contracts	Notional amount	$2,500,000
Foreign exchange contracts	Purchased options contracts	Number of contracts	375,000
	Written options contracts	Number of contracts	(1,000,000)
Interest rate contracts	Swap contracts	Notional amount	$37,500,000
	Purchased swaptions contracts	Notional amount	$250,000,000
	Written swaptions contracts	Notional amount	$(250,000,000)
	Long futures contracts	Number of contracts	13
	Short futures contracts	Number of contracts	(193)

Note 12 – Disclosures about Offsetting Assets and Liabilities
Disclosures about Offsetting Assets and Liabilities requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The guidance requires retrospective application for all comparative periods presented.

A Fund may mitigate credit risk with respect to OTC derivative counterparties through credit support annexes included with International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or other Master Netting Agreements which are the standard contracts governing most derivative transactions between the Fund and each of its counterparties. These agreements may allow the Fund and each counterparty to offset certain derivative financial instruments’ payables and/or receivables against each other and/or with collateral, which is generally held by the Fund’s custodian. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts specified in the agreement. To the extent amounts due to the Fund from its counterparties are not fully collateralized contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

The HIMCO Unconstrained Bond Fund’s Statement of Assets and Liabilities presents financial instruments on a gross basis, therefore there are no net amounts and no offset amounts within the Statement of Assets and Liabilities to present below. Gross amounts of the financial instruments, amounts related to financial instruments/cash collateral not offset in the Statement of Assets and Liabilities and net amounts are presented below:

			Amounts Not Offset in Statement of Assets and Liabilities
Description/Financial Instrument/Statement of Assets and Liabilities Category	Counterparty	Gross Amounts Recognized in Statement of Assets and Liabilities	Financial Instruments*	Cash Collateral**	Net Amount
Unrealized appreciation on open futures contracts – asset receivable	Barclays	$64,479	$(60,102)	$-	$4,377
Unrealized appreciation on forward foreign currency exchange contracts asset receivable	J.P. Morgan	18,485	(5,674)	-	12,811
Unrealized appreciation on forward foreign currency exchange contracts asset receivable	Morgan Stanley	27,999	(20,991)	-	7,008
Unrealized appreciation on open swap contracts – asset receivable	J.P. Morgan	6,200	(5,767)	-	433
Unrealized depreciation on open futures contracts – liability payable	Barclays	60,102	(60,102)	-	-
Unrealized depreciation on forward foreign currency exchange contracts – liability payable	J.P. Morgan	5,674	(5,674)	-	-
Unrealized depreciation on forward foreign currency exchange contracts – liability payable	Morgan Stanley	20,991	(20,991)	-	-
Unrealized depreciation on open swap contracts– liability payable	J.P. Morgan	5,767	(5,767)	-	-

*	Amounts relate to master netting agreements and collateral agreements (for example, ISDA) which have been determined by the Fund to be legally enforceable in the event of default and where certain other criteria are met in accordance with applicable offsetting accounting guidance.
**	Amounts relate to master netting agreements and collateral agreements which have been determined by the Fund to be legally enforceable in the event of default but where certain other criteria are not met in accordance with applicable offsetting accounting guidance. The collateral amounts may exceed the related net amounts of financial assets and liabilities presented in the Statement of Assets and Liabilities. Where this is the case, the total amount reported is limited to the net amounts of financial assets and liabilities with that counterparty.

AAM Funds
NOTES TO FINANCIAL STATEMENTS - Continued
June 30, 2015

Note 13 – Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures.  The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings.  The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Funds’ financial statement disclosures.

Note 14 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and
Shareholders of AAM/HIMCO Funds

We have audited the accompanying statements of assets and liabilities of the AAM/HIMCO Short Duration Fund and AAM/HIMCO Unconstrained Bond Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments, as of June 30, 2015, and with respect to the AAM/HIMCO Short Duration Fund, the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended, with respect to the AAM/HIMCO Unconstrained Bond Fund, the related statement of operations, the statement of changes in net assets and financial highlights for the period January 2, 2015 (commencement of operations) through June 30, 2015. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AAM/HIMCO Short Duration Fund and AAM/HIMCO Unconstrained Bond Fund as of June 30, 2015, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 31, 2015

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Trustees and Officer Information
Additional information about the Trustees is included in each Fund’s Statement of Additional Information which is available, without charge, upon request by calling (888) 966-9661 or on the Funds’ website at www.aammutualfunds.com.  The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	75	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - present).	75	None.
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996-2014). Interim CEO, Unified Fund Services (now Huntington Fund Services), a mutual fund service provider (2003-2006). Senior Vice President, Oppenheimer Management Company (1983-1996). Board Member Emeritus, NICSA, an investment management trade association (2012 - present).	75	None.
Interested Trustees:
John P. Zader ᵃ‡ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, co-administrator for the Fund, (2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	75	Investment Managers Series Trust II, a registered investment company.
Eric M. Banhazl b† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration, LLC, the co-administrator for the Fund (2006 - present).	75	Investment Managers Series Trust II, a registered investment company.

AAM Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice-President, UMB Fund Services, Inc. (January 2007 - June 2014). Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A
Terrance P. Gallagher, CPA, JD ᵃ (born 1958) Vice President	Since December 2007	Executive Vice President, UMB Fund Services, Inc. (2007 - present). Director of Compliance, Unified Fund Services Inc. (2004-2007).	N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Joy Ausili [b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration, LLC (2006 - present).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present); Managing Director, Cipperman Compliance Services (2010 – September 2014); Chief Compliance Officer, Hanlon Investment Management (2009-2010).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stratford Square, Boyerstown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position as an officer of the Trust.
‡	Mr. Zader is being treated as an “interested person” of the Trust until July 1, 2016, by reason of his former position with UMB Fund Services, Inc.

AAM/HIMCO Unconstrained Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement and Sub-Advisory Agreement
At an in-person meeting held on December 16-17, 2014, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisors Asset Management, Inc. (the “Investment Advisor”) and the Sub-Advisory Agreement (the “Sub-Advisory Agreement” and together with the Advisory Agreement, the “Fund Advisory Agreements”) between the Investment Advisor and Hartford Investment Management Company (the “Sub-Advisor”) with respect to the AAM/HIMCO Unconstrained Bond Fund (the “Fund”) series of the Trust for initial two-year terms.  In approving the Fund Advisory Agreements, the Board, including the Independent Trustees, determined that each such approval is in the best interests of the Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Fund and the Fund Advisory Agreements from the Investment Advisor, the Sub-Advisor and Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below. The materials, among other things, included information about the Investment Advisor’s and the Sub-Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel who would be providing services to the Fund; the composite performance information of accounts managed by the Sub-Advisor using its Dynamic Allocation Fixed Income strategy (the “Sub-Advisor Composite”), which commenced June 1, 2007, compared with returns of its benchmark for the one-, three-, five- and seven-year and since inception periods ended September 30, 2014; reports comparing the investment advisory fees and total expenses of the Fund to those of a group of comparable funds selected by Morningstar, Inc. (the “Expense Peer Group”) from its Nontraditional Bond fund universe (the “Expense Universe”); and information about the Investment Advisor’s and the Sub-Advisor’s policies and procedures, including their compliance manuals and brokerage and trading procedures.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed approval of the Fund Advisory Agreements. In addition, the Board considered information reviewed by the Board during the year with respect to the Investment Advisor at other Board and Board committee meetings as the investment advisor of three other series of the Trust.  No representatives of the Investment Advisor or the Sub-Advisor were present during the Board’s consideration of the Fund Advisory Agreements.

In approving each Fund Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
In reviewing the proposed Fund Advisory Agreements, the Board discussed, among other things, the nature, extent and quality of the services to be provided by the Investment Advisor and the Sub-Advisor with respect to the Fund.  The Trustees noted that the Investment Advisor did not manage any other accounts or funds with investment strategies similar to those of the Fund, and considered information included in the meeting materials regarding the Sub-Advisor Composite. The Board noted that the materials they reviewed indicated that the returns of the Sub-Advisor Composite (gross of fees) were higher than the returns of the BofA Merrill Lynch 3-Month LIBOR Index for the one-, three-, five- and seven-year and since inception periods ended September 30, 2014, and were higher than the returns of the Composite benchmark (a blended benchmark that was rebalanced monthly and was comprised of the Barclays U.S. Government Index, the Barclays U.S. High Yield 2% Issuer Cap-Sector Neutral Index, the J.P. Morgan EMBI Global Diversified Index and Citigroup World Government Bond ex U.S. (unhedged) Index) for the three- and five-year periods, but were lower than the benchmark returns for the one-year period (by 0.09%), the seven-year period (by 0.62%) and the since inception period (by 0.75%).

AAM/HIMCO Unconstrained Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board also considered the services to be provided by the Investment Advisor and the Sub-Advisor to the Fund.  In doing so, the Board considered the Investment Advisor’s role as the Fund’s investment advisor, noting that the Investment Advisor would provide overall supervision of the general investment management and investment operations of the Fund and oversee the Sub-Advisor with respect to the Fund’s operations, including monitoring the Sub-Advisor’s investment and trading activities with respect to the Fund, and monitoring the Fund’s compliance with its investment policies; and that the Sub-Advisor’s responsibilities would include day-to-day portfolio management.  The Board also considered the qualifications, experience and responsibilities of the personnel of the Investment Advisor and the Sub-Advisor who would be involved in the activities of the Fund.  In addition the Board considered the overall quality of the organization and operations, and the compliance structure and compliance procedures, of each of the Investment Advisor and the Sub-Advisor.

The Board and the Independent Trustees concluded that based on the various factors they had reviewed each of the Investment Advisor and the Sub-Advisor would have the capabilities, resources and personnel necessary to manage the Fund and that the Investment Advisor and the Sub-Advisor would provide the Fund with a reasonable potential for good investment results.

Advisory Fee, Expense Ratio and Sub-Advisory Fee
The Board considered information included in the meeting materials regarding the proposed investment advisory fees and total expenses of the Fund.  With respect to the advisory fee proposed to be paid by the Fund, the Board observed that the meeting materials indicated that the investment advisory fee (gross of fee waivers) was below the median advisory fees of the funds in the Expense Peer Group and Expense Universe.  The Board noted that the Investment Advisor anticipated subsidizing a portion of the Fund’s operating expenses, in addition to waiving its entire advisory fee, during the first year of the Fund’s operations.  The Board also noted that because the Investment Advisor did not manage any other accounts or funds with investment strategies similar to those of the Fund, the Board did not have a good basis for comparison of the Fund’s proposed advisory fees to those charged by the Investment Advisor to other clients.  With respect to the Fund’s total expenses, the Board considered that the estimated total annual expenses for the Fund (net of fee waivers) were below the median expenses of the funds in the Expense Peer Group and Expense Universe.

With respect to the sub-advisory fee, the Board observed, among other things, that the proposed sub-advisory fee to be paid to the Sub-Advisor was lower than the fees charged by the Sub-Advisor to institutional clients for separate accounts it managed using the same strategy as the Fund.  The Board also noted that the Investment Advisor would pay the Sub-Advisor’s sub-advisory fees out of the Investment Advisor’s advisory fee, and that the sub-advisory fee schedule was tiered, with the sub-advisory fee increasing as the Fund’s assets increase to $1 billion, in recognition of the fact that when Fund assets are low, the Investment Advisor’s profit margins would be negative or low due to the relative size of the Fund’s fixed expenses.

The Board and the Independent Trustees concluded that the compensation payable to each of the Investment Advisor and the Sub-Advisor under its respective Fund Advisory Agreement was fair and reasonable in light of the services proposed to be provided by such company to the Fund.

AAM/HIMCO Unconstrained Bond Fund
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Profitability and Economies of Scale
The Board also considered information relating to the Investment Advisor’s estimated costs and profits with respect to the Fund for the first year of the Fund’s operations taking into account estimated assets of $50 million, noting that the Investment Advisor estimated that it would receive no profits from providing advisory services to the Fund in the first year of the Fund’s operations.  The Board also considered the benefits to be received by the Investment Advisor and the Sub-Advisor as a result of their relationships with the Fund (other than the receipt of investment advisory fees and sub-advisory fees), including benefits associated with the Investment Advisor’s ability to offer a broader range of mutual fund investments to investors, research made available to the Sub-Advisor by broker-dealers providing execution services to the Fund, and the intangible benefits of their association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.  The Board also noted that during the Fund’s startup period the Fund’s asset levels would likely be too low to achieve significant economies of scale and that any such economies would be considered in the future as the Fund’s assets grow.

Conclusion
Based on these and other factors, the Board and the Independent Trustees concluded that approval of each Fund Advisory Agreement would be in the best interests of the Fund and its shareholders and, accordingly, approved each Fund Advisory Agreement.

AAM Funds
EXPENSE EXAMPLES
For the Periods Ended June 30, 2015 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A shares; and (2) ongoing costs, including management fees; distribution and 12b-1 fees (Class A and Class C shares only) and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Actual Performance examples for HIMCO Short Duration Fund are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2015 to June 30, 2015.

The Actual Performance example for HIMCO Unconstrained Bond Fund is based on an investment of $1,000 invested at the beginning of the period and held for the entire since inception period from January 2, 2015 (commencement of operations) to June 30, 2015.

The Hypothetical (5% annual return before expenses) example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six month period from January 1, 2015 to June 30, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

AAM Funds
EXPENSE EXAMPLES - Continued
For the Periods Ended June 30, 2015 (Unaudited)

HIMCO Short Duration Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		1/1/15	6/30/15	1/1/15–6/30/15
Class A	Actual Performance	$1,000.00	$1,011.70	$1.28
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.52	1.29
Class C	Actual Performance	1,000.00	1,008.70	5.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.78	5.07
Class I	Actual Performance	1,000.00	1,013.80	0.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,024.74	0.06

*	Expenses are equal to the Fund’s annualized expense ratios of 0.26%, 1.01% and 0.01% for Class A, Class C and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

HIMCO Unconstrained Bond Fund		Beginning Account Value	Ending Account Value	Expenses Paid During Period
		1/2/15*	6/30/15	1/2/15*–6/30/15
Class I	Actual Performance**	$1,000.00	$1,022.90	$0.11
		1/1/15	6/30/15	1/1/15–6/30/15
	Hypothetical (5% annual return before expenses)^	1,000.00	1,024.69	0.11

*	Commencement of operations.
**	Expenses are equal to the Fund’s annualized expense ratios of 0.02% for Class I, multiplied by the average account values over the period, multiplied by 180/365 (to reflect the period since commencement of operations). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.
^	Expenses are equal to the Fund’s annualized expense ratios of 0.02% for Class I, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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AAM/HIMCO Short Duration Fund
AAM/HIMCO Unconstrained Bond Fund
Each a series of Investment Managers Series Trust

Investment Advisor
Advisors Asset Management, Inc.
18925 Base Camp Road, Suite 203
Monument, Colorado  80132

Sub-Advisor
Hartford Investment Management Company
One Hartford Plaza
Hartford, Connecticut  06155

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri  64106

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California  91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine  04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
AAM/HIMCO Short Duration Fund - Class A	ASDAX	46141P 248
AAM/HIMCO Short Duration Fund - Class C	ASDCX	46141P 230
AAM/HIMCO Short Duration Fund - Class I	ASDIX	46141P 222
AAM/HIMCO Unconstrained Bond Fund – Class A	AHUAX	46141Q 857
AAM/HIMCO Unconstrained Bond Fund – Class C	AHUCX	46141Q 840
AAM/HIMCO Unconstrained Bond Fund – Class I	AHUIX	46141Q 832

Privacy Principles of the AAM Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information.  The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the AAM Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 966-9661, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 966-9661, or by accessing the Funds Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Funds at (888) 966-9661. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AAM Funds
P.O. Box 2175
Milwaukee, WI  53201
Toll Free:  (888) 966-9661

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-966-9661.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 6/30/2015	FYE 6/30/2014
Audit Fees	$28,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$5,000	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 6/30/2015	FYE 6/30/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 6/30/2015	FYE 6/30/2014
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)   Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	9/8/2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date:	9/8/2015

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date:	9/8/2015